Exhibit 4.179

CP ENHANCEMENT LETTER OF CREDIT

APPLICATION AND AGREEMENT,

dated as of June 15, 2007,

among

DOLLAR THRIFTY FUNDING CORP.,

DTG OPERATIONS, INC.,

those direct and indirect Subsidiaries of

Dollar Thrifty Automotive Group, Inc. from time to time

becoming additional Lessees hereunder,

RENTAL CAR FINANCE CORP.,

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as the Series 1998-1 Letter of Credit Provider

Table of Contents

Page

ARTICLE I	Definitions	3
Section 1.1	Definitions	3
ARTICLE II	Issuance of Series 1998-1 Letter of Credit; Reimbursement Obligation	4
Section 2.1	Issuance of Series 1998-1 Letter of Credit; Substitute Series 1998-1
Letter of Credit; Extensions of the Series 1998-1 Letter of Credit	4
Section 2.2	Disbursements	8
Section 2.3	Reimbursement	9
Section 2.4	Advances; Interest	12
Section 2.5	Prepayments	13
Section 2.6	Series 1998-1 Letter of Credit Fees and Expenses	14
Section 2.7	No Liability of Series 1998-1 Letter of Credit Provider	14
Section 2.8	Surrender of Series 1998-1 Letter of Credit	15
Section 2.9	Conditions Precedent to Issuance, Increase or Extension	15
Section 2.10	Certain Eurocurrency Rate and Other Provisions under the Credit
Agreement	21
Section 2.11	Obligation Absolute	21
Section 2.12	Events of Default	22
Section 2.13	Conversion	25
Section 2.14	Grant of Security Interest	25
Section 2.15	Guarantee	25
ARTICLE III	Representations, Warranties and Covenants	26
Section 3.1	Representations and Warranties of the Lessees and DTAG	26
Section 3.2	Affirmative Covenants of the Lessees and DTAG	27
Section 3.3	Negative Covenants of the Lessees and DTAG	28
Section 3.4	Representations and Warranties of Dollar Thrifty Funding	29
Section 3.5	Affirmative Covenants of Dollar Thrifty Funding	32
Section 3.6	Negative Covenants of Dollar Thrifty Funding	34
ARTICLE IV	Miscellaneous	36
Section 4.1	Payments	36
Section 4.2	Expenses	36
Section 4.3	Indemnity	37
Section 4.4	Notices	38
Section 4.5	Amendments; Governing Law; Consent to Jurisdiction; Waiver of Jury
Trial	41
Section 4.6	Waivers, etc.	42
Section 4.7	Severability	42

(i)

Table of Contents

(continued)

Page

Section 4.8	Term	43
Section 4.9	Successors and Assigns	43
Section 4.10	Counterparts	43
Section 4.11	Further Assurances	44
Section 4.12	No Bankruptcy Petition Against Dollar Thrifty Funding	44
Section 4.13	Survival of Representations and Warranties	44
Section 4.14	Obligation	44
Section 4.15	Headings	45
Section 4.16	Application of Funds	45
Section 4.17	Limited Recourse of Dollar Thrifty Funding	45
Section 4.18	Waiver of Set-Off	45
Section 4.19	Confidentiality	46
Section 4.20	Additional Series 1998-1 Letter of Credit Providers	46
Section 4.21	Obligations Several, Not Joint	46
Section 4.22	Additional Subsidiary Lessees	46
Section 4.23	CP Enhancement Letter of Credit Application and Agreement	47
Section 4.24	Series 1998-1 Letter of Credit Provider as Enhancement Provider and
Third-Party Beneficiary	47
Section 4.25	No Recourse; No Petition	47

EXHIBITS

Exhibit A	--	Form of Series 1998-1 Letter of Credit
Exhibit B	--	Form of Notice of Conversion
Exhibit C	--	Form of Affiliate Joinder in CP Enhancement Letter of Credit Application and Agreement
Exhibit D	--	Form of Notice Requesting Reduction in Series 1998-1 Letter of Credit Amount

(ii)

THIS CP ENHANCEMENT LETTER OF CREDIT APPLICATION AND AGREEMENT, dated as of June 15, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is entered into by and among DOLLAR THRIFTY FUNDING CORP., a special purpose Oklahoma corporation (“Dollar Thrifty Funding”), DTG OPERATIONS, INC., an Oklahoma corporation (“DTG Operations”), those direct or indirect Subsidiaries of DTAG (as defined below) that become additional parties to this Agreement from time to time pursuant to the provisions of Section 4.22 hereof (such additional parties hereto and DTG Operations, each a “Lessee” and, collectively, the “Lessees”), RENTAL CAR FINANCE CORP., a special purpose Oklahoma corporation (“RCFC”), DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation as the Guarantor (“DTAG” or the “Guarantor”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Series 1998-1 Letter of Credit Provider (“DBTCA” or the “Series 1998-1 Letter of Credit Provider”).

RECITALS

1.            DTAG, as the Borrower, the financial institutions signatory thereto as the lenders with revolving credit facility commitments or outstandings in respect thereof (each a “Revolving Lender” and, collectively, the “Revolving Lenders”) and certain other financial institutions with term loan commitments or outstandings in respect thereof (each a “Term Lender” and, collectively, the “Term Lenders”) and DBTCA, in its capacity as administrative agent thereunder (in such capacity, the “Administrative Agent”), have entered into a Credit Agreement, dated as of June 15, 2007 (together with all amendments, supplements, amendments and restatements and other modifications from time to time thereafter made thereto, the “Credit Agreement”), pursuant to which, in conjunction with this Agreement, the Series 1998-1 Letter of Credit (as defined in Section 2.1) is being issued as of even date herewith and the Revolving Lenders are participating in such issuance.

2.            DTAG, as Master Servicer, RCFC, DTG Operations, DBTCA, as Master Collateral Agent, and certain additional parties thereto have entered into a Second Amended and Restated Master Collateral Agency Agreement, dated as of February 14, 2007 (as such agreement may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Master Collateral Agency Agreement”), pursuant to which (i) RCFC has granted to the Master Collateral Agent a first priority security interest in the RCFC Master Collateral (as defined therein) and (ii) the Lessees have granted to the Master Collateral Agent a first priority security interest in the Lessee Grantor Master Collateral (as defined therein), for the benefit of the parties identified from time to time as the Financing Sources and the Beneficiaries thereunder (as such terms are defined therein).

3.            RCFC, as lessor, the Lessees, as lessees and DTAG, as guarantor of certain of the Lessees’ obligations thereunder, have entered into the Amended and Restated Master Motor Vehicle Lease and Servicing Agreement (Group II), dated as of February 14, 2007 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Master Lease”), pursuant to which RCFC will lease Vehicles (such capitalized term, together with all other capitalized terms used herein, shall have the meanings assigned thereto pursuant to Section 1.1) to the Lessees in their respective domestic daily rental business and DTAG in its capacity as guarantor has guaranteed certain of the obligations of the Lessees to RCFC thereunder.

4.            RCFC, as issuer (in such capacity, the “Issuer”), and DBTCA, as trustee and enhancement agent (in such capacities, the “Trustee” and the “Enhancement Agent”), have entered into the Second Amended and Restated Series 1998-1 Supplement, dated as of February 14, 2007 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Series 1998-1 Supplement”), to the Amended and Restated Base Indenture, dated as of February 14, 2007 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture” and, together with the Series 1998-1 Supplement and the other Supplements thereto, the “Indenture”), between RCFC and the Trustee, pursuant to which RCFC issued its Rental Car Asset Backed Variable Funding Notes, Series 1998-1 (the “Series 1998-1 Notes”).

5.            RCFC, Dollar Thrifty Funding, as Note Purchaser and DTAG, as Master Servicer, have entered into the Note Purchase Agreement, dated as of March 4, 1998 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Note Purchase Agreement”), pursuant to which Dollar Thrifty Funding will purchase the Series 1998-1 Notes from RCFC and make loans from time to time thereunder to RCFC, the proceeds of which will be used to purchase and finance or refinance Vehicles to be leased to the Lessees under the Master Lease.

6.            Dollar Thrifty Funding, Credit Suisse (formerly known as Credit Suisse First Boston), in its capacity as the Liquidity Agent, and certain financial institutions as the Liquidity Lenders have entered into the Liquidity Agreement, dated as of March 4, 1998 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Liquidity Agreement”), providing for, among other things, the Liquidity Commitments of the Liquidity Lenders to make Liquidity Advances on behalf of Dollar Thrifty Funding from time to time.

7.            Dollar Thrifty Funding and DBTCA, in its capacity as the Depositary, have entered into the Depositary Agreement, dated as of March 4, 1998 (as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with the terms thereof, the “Depositary Agreement”), providing for the issuance and sale by Dollar Thrifty Funding of its Commercial Paper Notes in the commercial paper market and for DBTCA to act as Depositary in connection therewith.

8.            Dollar Thrifty Funding and the Dealers have entered into the Dealer Agreement, dated as of March 4, 1998 (as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with the terms thereof, the “Dealer Agreement”), providing for, among other things, the Dealers to act as commercial paper dealers for the Commercial Paper Notes.

9.            Contemporaneously with the execution and delivery of this Agreement, DBTCA, in its capacity as the Series 1998-1 Letter of Credit Provider, is issuing the Series 1998-1 Letter of Credit, dated as of even date herewith, (i) as liquidity support for Dollar Thrifty

Funding’s obligation to repay maturing Commercial Paper Notes, (ii) as credit support for amounts owed by the Lessees under the Master Lease and (iii) as credit support for amounts owed by DTAG under the Demand Note referred to in Section 4.15 of the Series 1998-1 Supplement.

10.          Dollar Thrifty Funding, Credit Suisse (formerly known as Credit Suisse First Boston), in its capacity as Liquidity Agent and in its prior capacity as the Series 1998-1 Letter of Credit Provider, DBTCA, in its capacities as the Depositary and the Collateral Agent and Credit Suisse Securities (USA) LLC (formerly known as Credit Suisse First Boston Corporation), in its capacity as a Dealer, have entered into the Collateral Agreement, dated as of March 4, 1998 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Collateral Agreement”), for the purpose of, among other things, providing for the payment of all amounts at any time and from time owing by Dollar Thrifty Funding to (i) the Liquidity Lenders or the Liquidity Agent under or in connection with the Liquidity Agreement or the Collateral Agreement, (ii) the Enhancement Agent for deposit to the Series 1998-1 Cash Collateral Account under or in connection with the Series 1998-1 Supplement, the Series 1998-1 Letter of Credit, this Agreement or the Collateral Agreement, (iii) the Series 1998-1 Letter of Credit Provider under or in connection with the Series 1998-1 Letter of Credit, this Agreement or the Collateral Agreement, (iv) the holders of the Commercial Paper Notes or the Depositary under or in connection with the Depositary Agreement or the Collateral Agreement, (v) the Collateral Agent under or in connection with the Collateral Agreement and (vi) the Dealers under or in connection with the Dealer Agreement or the Collateral Agreement.

11.          Dollar Thrifty Funding, the Lessees, RCFC, DTAG and DBTCA, in its capacity as the Series 1998-1 Letter of Credit Provider, are entering into this Agreement to provide for the reimbursement by Dollar Thrifty Funding and the Lessees and the guarantee of the Lessees’ reimbursement obligations hereunder by DTAG, in each case to the extent and subject to the conditions set forth herein, of any amount paid by the Series 1998-1 Letter of Credit Provider as a draw upon the Series 1998-1 Letter of Credit.

NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, and for due and adequate consideration, which the parties hereto hereby acknowledge, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

Section 1.1 Definitions. As used in this Agreement and unless the context requires a different meaning, capitalized terms used but not defined herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in (i) the Series 1998-1 Supplement (including, without limitation, the effect of Section 8.9 thereof), (ii) the Definitions List attached as Schedule 1 to the Base Indenture, as such Definitions List may be amended, amended, supplemented and restated or otherwise modified from time to time in accordance with the Base Indenture and (iii) the Definitions List attached as Annex A to the Liquidity Agreement, as such Definitions List may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with the Base Indenture; provided that to the extent, if any, that any capitalized term used but not defined herein has a meaning assigned to such term in more than one of the agreements referred to in clauses (i) through (iii), then (x) if a meaning is assigned to such term in Annex A to the Liquidity Agreement, such meaning shall apply herein, and (y) if a meaning is not assigned to such term in Annex A to the Liquidity Agreement, then the meaning assigned to such term in the Series 1998-1 Supplement shall apply herein.

ARTICLE II

Issuance of Series 1998-1 Letter of Credit; Reimbursement Obligation

Section 2.1 Issuance of Series 1998-1 Letter of Credit; Substitute Series 1998-1 Letter of Credit; Extensions of the Series 1998-1 Letter of Credit. (a) The Series 1998-1 Letter of Credit Provider hereby agrees, on the terms and subject to the conditions hereinafter set forth, to issue (i) as liquidity support for the Commercial Paper Notes (in respect of Liquidity Demands and Termination Demands), (ii) as credit support for payments due under the Master Lease, the rights under which have been assigned by RCFC to the Enhancement Agent under the Series 1998-1 Supplement (in respect of Credit Demands and Termination Demands (in each case as defined in the Series 1998-1 Letter of Credit)), (iii) as support for a LOC Termination Disbursement under Section 4.16 of the Series 1998-1 Supplement and (iv) as credit support for draws on the Demand Note under Section 4.15 of the Series 1998-1 Supplement, an irrevocable letter of credit dated as of even date herewith in substantially the form attached hereto as Exhibit A, in an amount equal to $30,000,000 (the “Series 1998-1 Letter of Credit Commitment”), for a term expiring on June 15, 2010 or, if such date is not a Business Day (as defined in the Credit Agreement), the immediately preceding Business Day (as defined in the Credit Agreement), or such later date to which the term is extended pursuant to Section 2.1(c) (the “Series 1998-1 Letter of Credit Expiration Date”) (as such letter of credit may be amended, supplemented, amended and restated, substituted or replaced or otherwise modified from time to time in accordance with the terms hereof and thereof (including increases in the Series 1998-1 Letter of Credit Commitment requested pursuant to Section 4.1 of the Credit Agreement and otherwise permitted pursuant to the terms of the Credit Agreement), the “Series 1998-1 Letter of Credit”). In furtherance of, and not in limitation of, the terms of the preceding sentence relating to amendments to the Series 1998-1 Letter of Credit, promptly following the Enhancement Agent’s receipt of written notice from DTAG, individually and on behalf of the Lessees and Dollar Thrifty Funding Corp., substantially in the form of Exhibit D hereto, requesting a reduction of the Series 1998-1 Letter of Credit Amount (as defined in the Series 1998-1 Letter of Credit), and in no event more than two (2) Business Days following the date of its receipt of such notice, the Enhancement Agent shall deliver to the Series 1998-1 Letter of Credit Provider a Notice of Reduction of Series 1998-1 Letter of Credit Amount substantially in the form of Annex E to the Series 1998-1 Letter of Credit, which, upon the Series 1998-1 Letter of Credit Provider’s written acknowledgment and agreement, shall effect a reduction in the Series 1998-1 Letter of Credit Amount as provided in such Notice (and shall automatically effect a reduction of the Series 1998-1 Letter of Credit Amount hereunder). Upon the Series 1998-1 Letter of Credit Provider’s written acknowledgment and agreement with each such Notice of Reduction of Series 1998-1 Letter of Credit Amount, the Series 1998-1 Letter of Credit Provider will provide promptly copies thereof to each of the Enhancement Agent, Moody’s, Standard & Poor’s and Fitch. Upon

the Enhancement Agent’s written acknowledgment and acceptance of each Notice of Increase of Series 1998-1 Letter of Credit Amount (substantially in the form of Annex F to the Series 1998-1 Letter of Credit), the Enhancement Agent will provide promptly copies thereof to each of the Series 1998-1 Letter of Credit Provider, Moody’s, Standard & Poor’s and Fitch.

(b)          If a successor Enhancement Agent is appointed, promptly following the appointment of such successor Enhancement Agent pursuant to the terms of the Series 1998-1 Supplement and upon receipt of an Instruction to Transfer substantially in the form of Annex H to the Series 1998-1 Letter of Credit, the Series 1998-1 Letter of Credit Provider shall deliver for the benefit of such successor Enhancement Agent and the current Enhancement Agent, in exchange for the outstanding Series 1998-1 Letter of Credit, a substitute letter of credit substantially in the form of Exhibit A hereto, having terms identical to the then outstanding Series 1998-1 Letter of Credit but in favor of such successor Enhancement Agent.

(c)          If the Lessees and Dollar Thrifty Funding wish to extend the Series 1998-1 Letter of Credit Expiration Date for purposes of this Agreement and the Series 1998-1 Letter of Credit, DTAG (on behalf of the Lessees) and Dollar Thrifty Funding shall give the Series 1998-1 Letter of Credit Provider and the Administrative Agent written notice in the form of an Issuance Request (as defined in the Credit Agreement) to such effect not more than 75 days and not less than 45 days prior to the date that is three years from the date hereof (or if such day is not a Business Day (as defined in the Credit Agreement) then on the next succeeding Business Day (as defined in the Credit Agreement)) and thereafter not more than 75 days and not less than 45 days prior to each subsequent one-year anniversary of the date hereof, provided, however, that the additional term of the Series 1998-1 Letter of Credit may not extend beyond the earlier of (i) two years from its date of extension and (ii) five Business Days prior to the Revolving Loan Maturity Date (as defined in the Credit Agreement) in effect at the time of such extension. Subject to paragraph (e) of this Section 2.1, if the Series 1998-1 Letter of Credit Expiration Date is so extended, the Series 1998-1 Letter of Credit Provider shall either (i) issue to the Enhancement Agent in exchange for and upon receipt of the then outstanding Series 1998-1 Letter of Credit a substitute letter of credit having terms identical to the then outstanding Series 1998-1 Letter of Credit but expiring on the Series 1998-1 Letter of Credit Expiration Date, as so extended, or (ii) deliver to the Enhancement Agent an amendment to the then outstanding Series 1998-1 Letter of Credit to reflect such extension of the Series 1998-1 Letter of Credit Expiration Date.

(d)          If the conditions to the extension of the Series 1998-1 Letter of Credit Expiration Date pursuant to paragraph (c) of this Section 2.1 that are set forth in Section 6.2 of the Credit Agreement and Section 2.9 of this Agreement are not satisfied (or waived) on the fortieth day preceding the Series 1998-1 Letter of Credit Expiration Date then in effect, each of the Lessees and Thrifty Dollar Funding shall use their best efforts (i) to obtain a successor institution to act as Series 1998-1 Letter of Credit Provider or (ii), in the alternative, to otherwise credit enhance the Master Lease payments to be made by the Lessees with (A) the funding of the Series 1998-1 Cash Collateral Account with cash in the amount of the Series 1998-1 Letter of Credit Amount immediately prior to any drawing referred to in subsection (f) below (whether funded from an LOC Termination Disbursement or otherwise), (B) other cash collateral accounts, overcollateralization or subordinated securities or (C) with the consent of the Majority Banks, a Surety Bond or other similar arrangements; provided, however, that (1) any such successor institution or other form of substitute credit enhancement referred to in the foregoing clauses (ii)(B) and (ii)(C) shall be subject to (x) receipt by the Liquidity Agent of the prior written notification of each Rating Agency that its then current rating of Dollar Thrifty Funding’s Outstanding Commercial Paper Notes shall not be reduced or withdrawn as a result of such action and (y) if the ratings with respect to such substitute credit enhancement, if applicable, are less than “A-1” or the equivalent from Standard & Poor’s, “P-1” or the equivalent from Moody’s and “F-1” or the equivalent from Fitch (if rated by Fitch), the approval of the Majority Banks; provided further, however, that only after all amounts then owing to the Series 1998-1 Letter of Credit Provider hereunder have been paid in full shall the letter of credit issued by such successor bank or banks or such other substitute credit enhancement be substituted for the Series 1998-1 Letter of Credit. If such a successor institution or such other substitute credit enhancement is obtained, each of the Lessees and Dollar Thrifty Funding and, if applicable, such successor institution shall (x) sign such documents and instruments as shall be appropriate to evidence such successor institution’s issuance of a substitute letter of credit or such other substitute credit enhancement, (y) cause the Trustee to return to the Series 1998-1 Letter of Credit Provider the then outstanding Series 1998-1 Letter of Credit and (z) deliver to the Enhancement Agent a substitute letter of credit having terms identical to the then outstanding Series 1998-1 Letter of Credit but expiring on the Series 1998-1 Letter of Credit Expiration Date as so extended and with such successor institution as the issuer thereof or deliver such other substitute credit enhancement.

(e)          No extension of the Series 1998-1 Letter of Credit Expiration Date pursuant to paragraph (c) or (d) of this Section 2.1 shall be effective if, on the date of such extension of the Series 1998-1 Letter of Credit Expiration Date, the Aggregate Liquidity Commitment pursuant to the Liquidity Agreement is no longer in effect with a minimum scheduled termination date and amount satisfactory to the Series 1998-1 Letter of Credit Provider and the Series 1998-1 Letter of Credit Provider has notified the Liquidity Agent to such effect in writing on or prior to such date of such non-extension.

If (i) DTAG (on behalf of the Lessees) and Dollar Thrifty Funding do not request an extension of the Series 1998-1 Letter of Credit Expiration Date or (ii) the conditions precedent to the extension of the Series 1998-1 Letter of Credit Expiration Date pursuant to paragraph (c) of this Section 2.1 are not satisfied (or waived) and the Lessees and Dollar Thrifty Funding do not obtain a successor Series 1998-1 Letter of Credit Provider or other substitute credit enhancement prior to the date which is 30 days prior to the Series 1998-1 Letter of Credit Expiration Date, then DTAG (on behalf of the Lessees) and Dollar Thrifty Funding shall immediately notify the Enhancement Agent in writing, and the Enhancement Agent, pursuant to Section 4.16 of the Series 1998-1 Supplement, shall immediately request a LOC Termination Disbursement in accordance with Section 4.16 of the Series 1998-1 Supplement no later than one Business Day prior to such Series 1998-1 Letter of Credit Expiration Date in an amount equal to the Series 1998-1 Letter of Credit Amount. The Enhancement Agent shall, in accordance with Sections 4.16 and 4.18 of Series 1998-1 Supplement, deposit and amount of such LOC Termination Disbursement in the Series 1998-1 Cash Collateral Account and shall use such funds in the same manner as the Series 1998-1 Letter of Credit would be used hereunder, as provided in the Collateral Agreement.

(f)           If (i) the short-term debt or deposit rating of the Series 1998-1 Letter of Credit Provider shall be downgraded below “A-1” by Standard & Poor’s, below “P-1” by

Moody’s or below “F-1” by Fitch (if rated by Fitch) or (ii) the Series 1998-1 Letter of Credit Provider has notified each of DTAG and Dollar Thrifty Funding (and has not retracted such notification) that its compliance with any of its obligations hereunder would be unlawful, each of the Lessees and Dollar Thrifty Funding shall use their best efforts to obtain a successor institution to act as Series 1998-1 Letter of Credit Provider or, in the alternative, to otherwise credit enhance the Master Lease payments to be made by the Lessees with (1) the funding of the Series 1998-1 Cash Collateral Account with cash in the amount of the Series 1998-1 Letter of Credit Amount, (2) other cash collateral accounts, overcollateralization or subordinated securities or (3) with the consent of the Majority Banks, a Surety Bond or other similar arrangements; provided however, that (x) any such successor institution or such other substitute credit enhancement referred to in the foregoing clauses (2) and (3) shall be approved by (A) the Rating Agencies and (B) if the ratings with respect to such substitute credit enhancement, if applicable, are less than “A-1” or the equivalent from Standard & Poor’s, “P-1” or the equivalent from Moody’s and “F-1” or the equivalent from Fitch (if rated by Fitch), the Majority Banks, and (y) only after all amounts then owing to the Series 1998-1 Letter of Credit Provider hereunder have been paid in full shall the letter of credit issued by such successor bank or banks or such other substitute credit enhancement be substituted for the Series 1998-1 Letter of Credit. If the Lessees and Dollar Thrifty Funding do not replace the Series 1998-1 Letter of Credit Provider within 60 days after the occurrence of any of the events specified in subclause (i) or (ii) of this clause (f), then DTAG (on behalf of the Lessees) and Dollar Thrifty Funding shall notify the Enhancement Agent in writing, and the Enhancement Agent, pursuant to Section 4.16 of the Series 1998-1 Supplement, shall immediately request an LOC Termination Disbursement in accordance with Section 4.16 of the Series 1998-1 Supplement in an amount equal to the Series 1998-1 Letter of Credit Amount. The Enhancement Agent shall, in accordance with Sections 4.16 and 4.18 of Series 1998-1 Supplement, deposit the amount of such LOC Termination Disbursement into the Series 1998-1 Cash Collateral Account and shall use such funds in the same manner as the Series 1998-1 Letter of Credit would be used hereunder, as provided in the Collateral Agreement.

(g)          In the event that (i) the Series 1998-1 Letter of Credit Provider shall have notified DTAG or Dollar Thrifty Funding (and shall not have retracted such notification) that its compliance with any of its obligations hereunder or under the related Series 1998-1 Letter of Credit would be unlawful, (ii) the Series 1998-1 Letter of Credit Provider fails to extend its Series 1998-1 Letter of Credit Expiration Date pursuant to Section 2.l(c), (iii) any of the Lessees, Dollar Thrifty Funding or DTAG is required pursuant to Sections 5.1, 5.3, 5.5 or 5.6 of the Credit Agreement to make any payment to or on behalf of the Series 1998-1 Letter of Credit Provider (or would be so required on or prior to the next following date on which a payment hereunder is required to be made to or for any such Series 1998-1 Letter of Credit Provider), (iv) the Series 1998-1 Letter of Credit Provider shall have wrongfully failed to fund any LOC Credit Disbursement or LOC Liquidity Disbursement when required hereunder, or (v) the short-term debt or deposit rating of the Series 1998-1 Letter of Credit Provider shall be downgraded below “A-1” by Standard & Poor’s, below “P-1” by Moody’s or below “F-1” by Fitch (if rated by Fitch), then the Lessees and Dollar Thrifty Funding shall have the right at their own expense, upon notice to the Series 1998-1 Letter of Credit Provider, and such Series 1998-1 Letter of Credit Provider hereby agrees, to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 4.9 with respect to assignments) all the interests, rights and obligations of the Series 1998-1 Letter of Credit Provider to a replacement Series

1998-1 Letter of Credit Provider (having a short-term debt or deposit rating of at least “A-1” by Standard & Poor’s, “P-1” by Moody’s and “F-1” by Fitch (if rated by Fitch)) provided by DTAG (on behalf of the Lessees) and Dollar Thrifty Funding; provided, however, that (w) no such assignment to any replacement Series 1998-1 Letter of Credit Provider shall conflict with any law, rule, regulation or order of any Governmental Authority, (x) such assignment to any replacement Series 1998-1 Letter of Credit Provider shall be without recourse, representation and warranty and shall be on terms and conditions reasonably satisfactory to the Series 1998-1 Letter of Credit Provider and such replacement Series 1998-1 Letter of Credit Provider, (y) the purchase price paid by such replacement Series 1998-1 Letter of Credit Provider shall be in an amount equal to the aggregate amount of the LOC Credit Disbursements owed by the Lessees or DTAG and the LOC Liquidity Disbursements owed by Dollar Thrifty Funding to such replaced Series 1998-1 Letter of Credit Provider under this Agreement as of the date of such assignment, and (z) DTAG (on behalf of the Lessees) and Dollar Thrifty Funding or such replacement Series 1998-1 Letter of Credit Provider, as the case may be, shall pay to such replaced Series 1998-1 Letter of Credit Provider in same day funds on the date of such assignment the principal of and interest accrued to the date of payment on the LOC Credit Disbursements, LOC Liquidity Disbursements or LOC Termination Disbursement made by such replaced Series 1998-1 Letter of Credit Provider hereunder and all other amounts accrued for such replaced Series 1998-1 Letter of Credit Provider’s account or owed to it hereunder, including those amounts owed pursuant to Section 2.6 of this Agreement and Sections 5.1, 5.3, 5.5 and 5.6 of the Credit Agreement (which are incorporated herein); provided further, however, that only after all amounts then owing to the Series 1998-1 Letter of Credit Provider to be replaced hereunder have been paid in full shall the Series 1998-1 Letter of Credit issued by the replacement Series 1998-1 Letter of Credit Provider be substituted for the Series 1998-1 Letter of Credit Provider’s Series 1998-1 Letter of Credit. If such a replacement for the Series 1998-1 Letter of Credit is obtained, each of the Lessees and Dollar Thrifty Funding and, if applicable, such successor institution, shall sign such documents and instruments as shall be appropriate to evidence such successor institution’s issuance of a substitute letter of credit or such other substitute credit enhancement. If a replacement Series 1998-1 Letter of Credit Provider succeeds the Series 1998-1 Letter of Credit Provider or other substitute credit enhancement is obtained to replace the Series 1998-1 Letter of Credit, then the Lessees and Dollar Thrifty Funding and, if applicable, such successor institution, shall (a) sign such documents and instruments as shall be appropriate to evidence such successor institution’s issuance of a substitute letter of credit or such other substitute credit enhancement, (b) cause the return to the Series 1998-1 Letter of Credit Provider of the then outstanding Series 1998-1 Letter of Credit, and (c) deliver to the Collateral Agent and the Enhancement Agent a substitute letter of credit having terms identical to the then outstanding Series 1998-1 Letter of Credit but with such successor institution as the issuer thereof or deliver such other substitute credit enhancement. Dollar Thrifty Funding shall provide prompt written notice to each Rating Agency and the Dealers of the appointment of any such successor institution in accordance with the terms of this Agreement.

Section 2.2 Disbursements. (a) Upon presentation by the Enhancement Agent to the Series 1998-1 Letter of Credit Provider of a certificate in the form of Annex A to the Series 1998-1 Letter of Credit, and subject to the terms and conditions set forth in the Series 1998-1 Letter of Credit, the Series 1998-1 Letter of Credit Provider shall make a disbursement in an amount equal to the draft accompanying such certificate (such amount being the “LOC Credit

Disbursement”) at the time, in the manner, and to the account specified in the Series 1998-1 Letter of Credit.

(b)          Upon presentation by the Enhancement Agent to the Series 1998-1 Letter of Credit Provider of a certificate in the form of Annex B to the Series 1998-1 Letter of Credit, and subject to the terms and conditions set forth in the Series 1998-1 Letter of Credit, the Series 1998-1 Letter of Credit Provider shall make a disbursement (such disbursement a “LOC Liquidity Disbursement”) at the time, in the manner and to the account specified in the Series 1998-1 Letter of Credit.

(c)          Upon presentation by the Enhancement Agent to the Series 1998-1 Letter of Credit Provider of a certificate in the form of Annex C to the Series 1998-1 Letter of Credit, and subject to the terms and conditions set forth in the Series 1998-1 Letter of Credit, the Series 1998-1 Letter of Credit Provider shall make an LOC Termination Disbursement at the time, in the manner and to the account specified in the Series 1998-1 Letter of Credit.

Section 2.3 Reimbursement. (a) Each Lessee agrees to pay to the Series 1998-1 Letter of Credit Provider on demand (which demand may be made on DTAG on behalf of the Lessees) on and after each date on which the Series 1998-1 Letter of Credit Provider shall pay any LOC Credit Disbursement under the Series 1998-1 Letter of Credit in respect of Series 1998-1 Lease Payment Losses allocated to making a drawing under the Series 1998-1 Letter of Credit, or, on which any amount shall be converted to a LOC Credit Disbursement pursuant to Section 2.13, (A) an amount equal to the portion of such LOC Credit Disbursement allocable to amounts due and payable by such Lessee under the Master Lease (as determined by the Enhancement Agent or, in the absence of such determination, the Series 1998-1 Letter of Credit Provider), plus (B) interest on any amount remaining unpaid by such Lessee to the Series 1998-1 Letter of Credit Provider under clause (A) above, from (and including) the date such amount is paid by the Series 1998-1 Letter of Credit Provider under the Series 1998-1 Letter of Credit or on the date of such conversion, as the case may be, until payment in full thereof (after as well as before judgment), in accordance with the terms of the Credit Agreement (which terms are incorporated herein by reference). DTAG agrees to pay to the Series 1998-1 Letter of Credit Provider on demand on and after each date on which the Series 1998-1 Letter of Credit Provider shall pay any LOC Credit Disbursement under the Series 1998-1 Letter of Credit allocable to amounts owed by DTAG under the Demand Note (as determined by the Enhancement Agent or, in the absence of such determination, the Series 1998-1 Letter of Credit Provider) (A) an amount equal to the portion of such LOC Credit Disbursement so allocable, plus (B) interest on any amount remaining unpaid by DTAG to the Series 1998-1 Letter of Credit Provider under the immediately preceding clause (A), from (and including) the date such amount is paid by the Series 1998-1 Letter of Credit Provider under the Series 1998-1 Letter of Credit until payment in full thereof (after as well as before judgment), in accordance with the terms of the Credit Agreement (which terms are incorporated herein by reference).

(b)          Any LOC Liquidity Disbursement paid under the Series 1998-1 Letter of Credit shall be due from Dollar Thrifty Funding to the extent of funds available for the payment of LOC Liquidity Disbursements, in accordance with the terms of the Collateral Agreement, on each date on which principal in respect of a Liquidity Advance is being repaid, and on the

Scheduled Maturity Date of the Liquidity Advances made substantially concurrently with such LOC Liquidity Disbursement, in an amount equal to (i) the unpaid balance of such LOC Liquidity Disbursement (or if such repayment is due to a Borrowing Base Deficiency, the amount necessary to cure such Borrowing Base Deficiency), plus (ii) interest on such LOC Liquidity Disbursement remaining unpaid (or portion thereof being repaid if not at the end of an Interest Period) by Dollar Thrifty Funding from (and including) the date the Series 1998-1 Letter of Credit Provider pays such LOC Liquidity Disbursement until payment in full thereof (after as well as before judgment) or until the date such LOC Liquidity Disbursement is converted to an LOC Credit Disbursement pursuant to Section 2.13 at the interest rate applicable to such LOC Liquidity Disbursement in accordance with Section 2.4.

(c)          In the event of a LOC Termination Disbursement paid under the Series 1998-1 Letter of Credit in accordance with Section 2.1(e) or (f), Dollar Thrifty Funding agrees to pay to the Series 1998-1 Letter of Credit Provider not later than the Series 1998-1 Letter of Credit Expiration Date, an amount equal to:

(i)           a percentage of the amount of such LOC Termination Disbursement from time to time outstanding (the “Dollar Thrifty Funding Reimbursement Share”) equal to the product of (A) the quotient (but no greater than one) obtained by dividing (1) the result (but no less than zero) of (x) the Aggregate Face Amount minus (y) the Aggregate Liquidity Commitment net of Liquidity Advances Outstanding by (2) the Series 1998-1 Letter of Credit Amount, in each case immediately prior to such LOC Termination Disbursement and (B) 100, plus

(ii)          interest on the Dollar Thrifty Funding Reimbursement Share remaining unpaid by Dollar Thrifty Funding from the date of payment of such LOC Termination Disbursement by the Series 1998-1 Letter of Credit Provider until payment in full of the Dollar Thrifty Funding Reimbursement Share by Dollar Thrifty Funding to the Series 1998-1 Letter of Credit Provider (after as well as before judgment), at the interest rate applicable to such LOC Termination Disbursement in accordance with Section 2.4.

Dollar Thrifty Funding shall pay the Dollar Thrifty Funding Reimbursement Share of such LOC Termination Disbursement to the Series 1998-1 Letter of Credit Provider, until paid in full, in installments (A) on each date a LOC Liquidity Disbursement withdrawal is made from the Series 1998-1 Cash Collateral Account pursuant to Sections 4.14(c) and 4.18 of the Series 1998-1 Supplement in an amount equal to such LOC Liquidity Disbursement withdrawal, such payment to be made together with interest as provided in Section 2.4 for LOC Liquidity Disbursements, and (B) on the Series 1998-1 Letter of Credit Expiration Date in effect at the time of such LOC Termination Disbursement (but in no event beyond the date which is 18 months after the making of the LOC Termination Disbursement) in an amount equal to the remaining unpaid amount, if any, of the Dollar Thrifty Funding Reimbursement Share of such LOC Termination Disbursement; provided, however, that such amounts shall be due from Dollar Thrifty Funding only to the extent of funds available for the payment of the Dollar Thrifty Funding Reimbursement Share of such LOC Termination Disbursement in accordance with the terms of the Collateral Agreement.

In the event of a LOC Termination Disbursement under the Series 1998-1 Letter of Credit in accordance with Section 2.1(e) or (f), each Lessee agrees to pay to the Series 1998-1 Letter of Credit Provider an amount equal to:

(x)          a percentage of the amount of such LOC Termination Disbursement that is allocable, as determined by the Enhancement Agent or, in the absence of such determination, the Series 1998-1 Letter of Credit Provider, to amounts due and payable by such Lessee under the Master Lease (the “Lessee Termination Reimbursement Share”) and which in the aggregate for all such Lessees is equal to 100% minus the percentage for computing the Dollar Thrifty Funding Reimbursement Share defined in clause (i) above;

plus

(y)          interest on the Lessee Termination Reimbursement Share allocable to such Lessee remaining unpaid by such Lessee from the date of payment of such LOC Termination Disbursement by the Series 1998-1 Letter of Credit Provider until payment in full of the Lessee Termination Reimbursement Share by such Lessee to the Series 1998-1 Letter of Credit Provider (after as well as before judgment), at a rate per annum provided for by the terms of the Credit Agreement (which terms are incorporated herein by this reference).

Each Lessee shall pay its respective Lessee Reimbursement Share of such LOC Termination Disbursement to the Series 1998-1 Letter of Credit Provider on the date of such LOC Termination Disbursement in accordance with the terms of the Credit Agreement (which terms are incorporated herein by this reference).

(d)          Until the Series 1998-1 Letter of Credit Provider is reimbursed for such LOC Termination Disbursement, the Series 1998-1 Letter of Credit Provider may direct in writing the investment in Permitted Investments of the funds in the Series 1998-1 Cash Collateral Account from such LOC Termination Disbursement made under Section 2.1(e) or (f) and shall be entitled to receive the earnings thereon when such earnings are realized (the term “earnings” to include interest payable by each Lessee or Dollar Thrifty Funding on amounts withdrawn from the Series 1998-1 Cash Collateral Account) from such investments from time to time from the Series 1998-1 Cash Collateral Account in accordance with the following clause (e) and Sections 4.18(c) and (d) of the Series 1998-1 Supplement. After reimbursement of the Series 1998-1 Letter of Credit Provider for the full amount of the LOC Termination Disbursement, Dollar Thrifty Funding or DTAG (on behalf of the Lessees), as their interests may appear, may direct investment in Permitted Investments of the funds on deposit in the Series 1998-1 Cash Collateral Account and shall be entitled to receive the earnings thereon from such investments from time to time from releases of excess amounts from the Series 1998-1 Cash Collateral Account in accordance with clause (e) below and Sections 4.18(c) and (d) of the Series 1998-1 Supplement.

(e)          Earnings from investments in the Series 1998-1 Cash Collateral Account shall be paid first, to the Series 1998-1 Letter of Credit Provider to the extent accruing on the amount of a LOC Termination Disbursement made under Section 2.1(e) or (f) until the earlier of the date the Series 1998-1 Letter of Credit Provider is reimbursed for such amount or the date interest begins to accrue on the full amount of such LOC Termination Disbursement and second, to Dollar Thrifty Funding or the related Lessee, as applicable, otherwise. Any amounts (other than earnings on investments) released from the Series 1998-1 Cash Collateral Account in accordance with Section 4.18(d) of the Series 1998-1 Supplement shall be paid to the Series 1998-1 Letter of Credit Provider to the extent the Series 1998-1 Letter of Credit Provider has not been fully reimbursed by Dollar Thrifty Funding and the Lessees under clauses (a), (c) and (d) above for LOC Credit Disbursements or a LOC Termination Disbursement. Upon reimbursement in full to the Series 1998-1 Letter of Credit Provider of amounts owed under clauses (a), (c) and (d) above, amounts released from the Series 1998-1 Cash Collateral Account in accordance with Section 4.18(d) of the Series 1998-1 Supplement shall be paid to Dollar Thrifty Funding and the Lessees.

(f)           After a LOC Termination Disbursement has been made, any withdrawals made by the Enhancement Agent from the Series 1998-1 Cash Collateral Account in respect of Series 1998-1 Lease Payment Losses (as notified to RCFC and the Lessees by the Enhancement Agent pursuant to Section 4.14 of the Series 1998-1 Supplement) shall be reimbursed to the Series 1998-1 Cash Collateral Account in accordance with Section 4.7 of the Series 1998-1 Supplement.

(g)          In the event Dollar Thrifty Funding shall fail to pay when due the Dollar Thrifty Reimbursement Share of any LOC Termination Disbursement or any other monetary obligation owing by Dollar Thrifty Funding hereunder, such overdue portion shall accrue, but only to the extent permitted by law, interest at a rate equal to 2% annum above the Base Rate from time to time in effect from (and including) such due date to the date paid (after as well as before judgment), which interest shall be payable by Dollar Thrifty Funding on demand.

Section 2.4 Advances; Interest. (a) Each LOC Liquidity Disbursement made by the Series 1998-1 Letter of Credit Provider shall constitute an advance to Dollar Thrifty Funding which shall initially be a Base Rate Advance in the amount of such LOC Liquidity Disbursement.

(b)          So long as no Event of Default or Potential Event of Default (as such terms are defined in Section 2.12) then exists, Dollar Thrifty Funding may from time to time elect to have a LOC Liquidity Disbursement deemed to be a Base Rate Advance pursuant to subsection (a) above converted into a Eurodollar Advance with an Interest Period as specified by Dollar Thrifty Funding by notice to the Series 1998-1 Letter of Credit Provider, stating the amount of such Eurodollar Advance and the first day and length of the Interest Period for such Eurodollar Advance, received by the Series 1998-1 Letter of Credit Provider before 11:00 a.m. (New York City time) not less than three (but in any event not more than five) Business Days prior to the first day of such Interest Period.

(c)          With respect to each Eurodollar Advance hereunder, such Eurodollar Advance shall automatically be converted to a Base Rate Advance at the end of each Interest Period therefor unless Dollar Thrifty Funding shall have given the Series 1998-1 Letter of Credit Provider a notice requesting an additional Eurodollar Advance to be made upon the expiration of the Interest Period of the Eurodollar Advance Outstanding and no Event of Default or Potential Event of Default then exists. Such notice shall be given by Dollar Thrifty Funding and received by the Series 1998-1 Letter of Credit Provider not later than 11:00 a.m. (New York City time)

not less than three (but in any event not more than five) Business Days prior to the expiration of the Interest Period of the Eurodollar Advance Outstanding.

(d)          Dollar Thrifty Funding shall pay interest (i) on the unpaid principal amount of each Eurodollar Advance hereunder, in respect of each Interest Period applicable thereto, at an annual rate equal to the Eurodollar Rate (Reserve Adjusted) for such Interest Period, in arrears, on the last day of each Interest Period (and if such Interest Period shall exceed three months, on the three-month anniversary of the commencement of such Interest Period) and on the date of any conversion pursuant to Section 2.13, and all accrued and unpaid interest together with all sums due pursuant to Section 4.3(c), and (ii) on the unpaid principal amount of each Base Rate Advance hereunder at an annual rate equal to the Base Rate, in arrears, on the third Business Day of each calendar quarter beginning with the first such date following the making of such Base Rate Advance and on the date of any conversion of such Base Rate Advance pursuant to Section 2.13. The interest payable on any Base Rate Advance hereunder is equal to the aggregate interest accrued for the period during which such Base Rate Advance has been Outstanding, calculated as the product of, with respect to each day during the term of such Base Rate Advance, (A) the Base Rate for such day multiplied by (B) the unpaid principal amount of such Base Rate Advance. Interest on each LOC Liquidity Disbursement or Dollar Thrifty Reimbursement Share of any LOC Termination Disbursement shall begin to accrue on the date on which such LOC Liquidity Disbursement or Dollar Thrifty Reimbursement Share of any LOC Termination Disbursement was made. Each repayment of a Eurodollar Advance hereunder that is repaid on a day other than the last day of an Interest Period applicable thereto shall be accompanied by the payment of any amount owing pursuant to Section 2.10.

If Dollar Thrifty Funding shall fail to pay when due any LOC Liquidity Disbursement or Dollar Thrifty Reimbursement Share of any LOC Termination Disbursement or any other monetary obligation owing by Dollar Thrifty Funding hereunder, Dollar Thrifty Funding shall pay, but only to the extent permitted by law, interest on the unpaid principal amount of each such LOC Liquidity Disbursement or the Dollar Thrifty Reimbursement Share of any LOC Termination Disbursement due and owing by it hereunder (after as well as before judgment), payable in arrears on the dates interest shall otherwise be payable on such LOC Liquidity Disbursement or the Dollar Thrifty Reimbursement Share of any LOC Termination Disbursement at a rate equal to 2% per annum above the Base Rate from time to time in effect.

Section 2.5 Prepayments. (a) Any LOC Liquidity Disbursement or Dollar Thrifty Reimbursement Share of any LOC Termination Disbursements may be prepaid in whole or in part at any time, provided that (i) Dollar Thrifty Funding shall have given the Series 1998-1 Letter of Credit Provider not less than three (but in any event not more than five) Business Days’ prior notice thereof in the case of a Eurodollar Advance hereunder, (ii) each prepayment of a LOC Liquidity Disbursement or Dollar Thrifty Reimbursement Share of any LOC Termination Disbursement shall be accompanied by the payment of accrued interest on the amount prepaid to but not including the date of repayment and shall be made prior to 12:00 noon New York City time on such date and (iii) if any portion of a Eurodollar Advance hereunder is repaid on a day other than the last day of an Interest Period applicable thereto, such prepayment shall be accompanied by the payment of any amount owing pursuant to Section 2.10 hereof.

(b)          If Commercial Paper Notes can be issued on any day when LOC Liquidity Disbursements are Outstanding, then Dollar Thrifty Funding agrees to issue such Commercial Paper Notes to the extent it is permitted to do so under the Depositary Agreement and the Liquidity Agreement and, if any of the proceeds of such Commercial Paper Notes are not necessary to repay in full all Commercial Paper Notes maturing on such day, for pro rata application to (i) reimburse the Liquidity Lenders for Liquidity Advances made under the Liquidity Agreement on such day, and (ii) reimburse the Series 1998-1 Letter of Credit Provider for any LOC Liquidity Disbursements made on such day, then Dollar Thrifty Funding shall immediately use such proceeds not necessary for any of the foregoing purposes to (A) prepay pro rata any LOC Liquidity Disbursements Outstanding hereunder made as a Base Rate Advance and any Base Rate Advances Outstanding under the Liquidity Agreement and (B) repay pro rata any LOC Liquidity Disbursements Outstanding hereunder made as a Eurodollar Advance and any Eurodollar Advances Outstanding under the Liquidity Agreement each with an Interest Period ending on such day. Dollar Thrifty Funding shall not be obligated to issue Commercial Paper Notes on such day to the extent the proceeds are not necessary to make all of the repayments and reimbursements referred to above or to the extent Dollar Thrifty Funding would incur amounts payable pursuant to Section 2.10 from the prepayment of any Eurodollar Advance hereunder. Each such repayment shall be accompanied by accrued interest on the amount repaid to the date of repayment.

(c)          LOC Liquidity Disbursements shall be prepaid, together with interest accrued thereon and any amounts payable in respect thereto (in the manner set forth in Section 4.1 of the Liquidity Agreement if then in effect), on any date on which there is a Borrowing Base Deficiency, such amounts to be due and payable, whether or not sufficient funds are then available to make such payment.

(d)          Any prepayments payable by Dollar Thrifty Funding pursuant to this Section 2.5 shall be, in each case, an application of funds in accordance with Section 2.01 or 5.02(b) of the Collateral Agreement, as applicable.

Section 2.6 Series 1998-1 Letter of Credit Fees and Expenses. This Agreement hereby incorporates by reference as though fully set forth herein, all provisions of the Credit Agreement on the fees and expenses due and payable to the Series 1998-1 Letter of Credit Provider in connection with issuance of the Series 1998-1 Letter of Credit including, without limitation, Sections 3.3 and 4.3 thereof, and DTG Operations and DTAG each hereby agrees to pay such fees and expenses pursuant to and in the manner provided in the Credit Agreement.

Section 2.7 No Liability of Series 1998-1 Letter of Credit Provider. Dollar Thrifty Funding, each of the Lessees and DTAG acknowledges that the Series 1998-1 Letter of Credit Provider is not responsible for any risks of acts or omissions of the Enhancement Agent, the Collateral Agent and any other beneficiary or transferee of the Series 1998-1 Letter of Credit with respect to its use of the Series 1998-1 Letter of Credit. Neither the Series 1998-1 Letter of Credit Provider nor any of its respective employees, officers or directors shall be liable or responsible for: (a) the use which may be made of the Series 1998-1 Letter of Credit or any acts or omissions of the Enhancement Agent and any transferee in connection therewith; (b) the validity or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, fraudulent or forged; (c) payment by the Series

1998-1 Letter of Credit Provider against presentation of documents which do not comply with the terms of the Series 1998-1 Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Series 1998-1 Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under the Series 1998-1 Letter of Credit; provided, however, that the Series 1998-1 Letter of Credit Provider shall be liable to Dollar Thrifty Funding and each Lessee to the extent of any direct, as opposed to consequential, damages suffered by Dollar Thrifty Funding or any Lessee which were caused by (i) the Series 1998-1 Letter of Credit Provider’s willful misconduct or gross negligence in determining whether documents presented under the Series 1998-1 Letter of Credit comply with the terms of the Series 1998-1 Letter of Credit (as determined by a court of competent jurisdiction in a final and non-appealable decision) or (ii) the Series 1998-1 Letter of Credit Provider’s gross negligence in failing to make or willful failure to make lawful payment under the Series 1998-1 Letter of Credit after the presentation to the Series 1998-1 Letter of Credit Provider by the Enhancement Agent of a certificate strictly complying with the terms and conditions of the Series 1998-1 Letter of Credit (as determined by a court of competent jurisdiction in a final and non-appealable decision) . In furtherance and not in limitation of the foregoing, the Series 1998-1 Letter of Credit Provider may accept documents that appear on their face to be in order, without responsibility for further investigation.

Section 2.8 Surrender of Series 1998-1 Letter of Credit. Provided that the Series 1998-1 Letter of Credit Provider is not then in default under the Series 1998-1 Letter of Credit by reason of its having wrongfully failed to honor a demand for payment previously made by the Trustee under the Series 1998-1 Letter of Credit, the Series 1998-1 Letter of Credit Provider shall instruct the Enhancement Agent to surrender the Series 1998-1 Letter of Credit to the Series 1998-1 Letter of Credit Provider on the earliest of (i) the Series 1998-1 Letter of Credit Expiration Date, (ii) the date on which notice is received by the Series 1998-1 Letter of Credit Provider from the Enhancement Agent (purported to be signed by the Enhancement Agent) that (v) Dollar Thrifty Funding is no longer permitted to issue Commercial Paper Notes under the terms of the Liquidity Agreement, (w) the Liquidity Commitment Termination Date has occurred under the Liquidity Agreement, (x) there are no Liquidity Advances or other obligations supported by the Series 1998-1 Letter of Credit outstanding under the Liquidity Agreement, (y) there are no longer any Commercial Paper Notes Outstanding and (z) there are no amounts due under the Master Lease, (iii) the date on which the Series 1998-1 Letter of Credit Provider honors a Certificate of Termination Demand presented under the Series 1998-1 Letter of Credit to the extent of the Series 1998-1 Letter of Credit Amount as in effect on such date, and (iv) the date on which the Series 1998-1 Letter of Credit Provider receives written notice from the Enhancement Agent that a letter of credit or other credit enhancement has been substituted for the Series 1998-1 Letter of Credit.

Section 2.9 Conditions Precedent to Issuance, Increase or Extension. (a) The following constitute conditions precedent to the obligation of the Series 1998-1 Letter of Credit Provider to issue the Series 1998-1 Letter of Credit (provided, that such conditions will be deemed to be satisfied upon the issuance of the Series 1998-1 Letter of Credit):

(i)           On the date of issuance of the Series 1998-1 Letter of Credit, each condition precedent to the issuance of the Series 1998-1 Letter of Credit set forth in

Sections 6.1 and 6.2 of the Credit Agreement shall be satisfied (which conditions are hereby incorporated herein by this reference).

(ii)          On the date of issuance of the Series 1998-1 Letter of Credit, all representations and warranties of each of the Lessees, Dollar Thrifty Funding and DTAG contained in this Agreement and in each other Related Document to which any of the Lessees, Dollar Thrifty Funding or DTAG is a party shall be true and correct immediately prior to, and after giving effect to, the issuance of the Series 1998-1 Letter of Credit.

(iii)         On the date of issuance of the Series 1998-1 Letter of Credit, all representations and warranties of Dollar Thrifty Funding contained in this Agreement and in each other CP Program Document to which Dollar Thrifty Funding is a party shall be true and correct immediately prior to, and after giving effect to, the issuance of the Series 1998-1 Letter of Credit.

(iv)         On the date of issuance of the Series 1998-1 Letter of Credit, and after giving effect to the transactions contemplated by this Agreement and the Series 1998-1 Letter of Credit, there shall exist no Potential Event of Default or Event of Default under this Agreement, no Liquidity Agreement Amortization Event and no Potential Liquidity Agreement Amortization Event.

(v)          The Series 1998-1 Letter of Credit Provider shall have received as of the date of issuance of the Series 1998-1 Letter of Credit a copy of the confirmation letter from each of Standard & Poor’s, Moody’s and Fitch to the effect that the Commercial Paper Notes shall have been given a rating of at least “A-1” by Standard & Poor’s, “P-1” by Moody’s and “F-1” by Fitch which ratings shall be in full force and effect.

(vi)         The Series 1998-1 Letter of Credit Provider shall have received (A) the favorable written opinions of counsel to each of the Lessees, Dollar Thrifty Funding, DTAG and RCFC, dated the date hereof, covering such matters as the Series 1998-1 Letter of Credit Provider may reasonably request, (B) copies of any representation letters or certificates (or similar documents) provided to the Rating Agencies, the Trustee, the Enhancement Agent, any of the Lessees, DTAG, Dollar Thrifty Funding Corp. or RCFC and (C) copies of all opinions delivered to the Rating Agencies, as an addressee or with reliance letters.

(vii)       The Series 1998-1 Letter of Credit Provider shall have received from each of the Lessees, Dollar Thrifty Funding and DTAG (A) a copy of the resolutions of its Board of Directors or other governing body, certified as of the date hereof by the secretary or assistant secretary thereof, authorizing the execution, delivery and performance of this Agreement and the other Related Documents (and the procurement of the Series 1998-1 Letter of Credit) and (B) an incumbency certificate thereof with respect to its officers, agents or other representatives authorized to execute this Agreement and the Related Documents to which it is a party.

(viii)      The Series 1998-1 Letter of Credit Provider shall be reasonably satisfied with the final terms and conditions of the transactions contemplated hereby, including,

without limitation, all legal and tax aspects thereof, and all documentation relating to the transactions shall be in form and substance reasonably satisfactory to the Series 1998-1 Letter of Credit Provider.

(ix)         The Series 1998-1 Letter of Credit Provider shall be reasonably satisfied with the corporate and legal structure and capitalization of Dollar Thrifty Funding, including, without limitation, the charter and bylaws or other organizational documents of Dollar Thrifty Funding and each agreement or instrument relating thereto.

(x)          On the date of issuance of the Series 1998-1 Letter of Credit, immediately prior to, and after giving effect to, the issuance of the Series 1998-1 Letter of Credit, except as disclosed in Item 7.7 of the Disclosure Schedule (as defined in the Credit Agreement), there shall be no action, suit, investigation, litigation or proceeding pending against or, to the knowledge of DTAG, any Lessee or Dollar Thrifty Funding, threatened against or affecting any of DTAG, any Lessee or Dollar Thrifty Funding, before any court or arbitrator or any governmental body, agency or official that (A) either individually or in the aggregate, could reasonably be expected to result in a material adverse change in the business, operations, property, assets, liabilities or condition (financial or otherwise) of DTAG and the Lessees, taken as a whole, or Dollar Thrifty Funding, since December 31, 2006, as the case may be, or (B) which in any manner draws into question the legality, validity or enforceability of this Agreement or any Related Document, the consummation of the transactions contemplated hereby, or the ability of DTAG, any Lessee or Dollar Thrifty Funding to comply with any of the respective terms thereunder.

(xi)         All governmental and third party consents and approvals necessary in connection with this Agreement and the Series 1998-1 Letter of Credit or the transactions contemplated hereby or thereby shall have been obtained (without the imposition of any conditions that are not, in its reasonable judgment, acceptable to the Series 1998-1 Letter of Credit Provider) and shall remain in effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no law or regulation shall be applicable that restrains, prevents or imposes materially adverse conditions upon this Agreement or the Series 1998-1 Letter of Credit or the transactions contemplated hereby or thereby.

(xii)       The Series 1998-1 Letter of Credit Provider shall have received such other documents (including, without limitation, an executed copy (or duplicate thereof) of each other Related Document) certificates, instruments, approvals or opinions as the Series 1998-1 Letter of Credit Provider may reasonably request.

(xiii)      The following shall be true and correct (and the Series 1998-1 Letter of Credit Provider shall have received a certificate of each of the Lessees and RCFC as to the following):

(A)         Each Eligible Vehicle Disposition Program shall be in full force and effect and enforceable against the related Manufacturer.

(B)         Each of the Lessees and RCFC shall not have sold, assigned, or otherwise encumbered any of the Vehicles purchased or otherwise financed with the proceeds of the Series 1998-1 Notes except as permitted under the Related Documents.

(C)         RCFC and the Lessees shall each have assigned to the Master Collateral Agent a first priority security interest in its rights under the Eligible Vehicle Disposition Programs and amounts receivable from the Manufacturers pursuant to the Eligible Vehicle Disposition Programs.

(D)         The Collateral Account and the Commercial Paper Account shall have been established.

(xiv)      The Series 1998-1 Letter of Credit Provider shall have received a certificate, dated the date hereof, duly executed and delivered by an Authorized Officer of Dollar Thrifty Funding, in which Dollar Thrifty Funding shall have represented and warranted that the representations and warranties of Dollar Thrifty Funding in the CP Program Documents are true and correct as of the date hereof and that no Event of Default or Potential Event of Default has occurred and is continuing, and, at the time such certificate is delivered, the Series 1998-1 Letter of Credit Provider shall be satisfied that such statements are in fact true and correct.

(xv)        RCFC and the Lessees shall each have granted to the Master Collateral Agent, for the benefit of the Trustee on behalf of the Series 1998-1 Noteholder, a first priority security interest in all Vehicles now or hereafter purchased or otherwise financed with the proceeds of the Series 1998-1 Notes in accordance with the terms of the Series 1998-1 Supplement, and Dollar Thrifty Funding shall have granted to the Collateral Agent, for the benefit of the Secured Parties, a first priority interest in the Assigned Collateral.

(xvi)      The Series 1998-1 Letter of Credit Provider shall have consented to the composition of the Board of Directors of Dollar Thrifty Funding and RCFC (including each of the Independent Directors), which consent shall not be unreasonably withheld.

(xvii)     The Series 1998-1 Letter of Credit Provider shall have received a certificate, dated the date hereof, and duly executed by a Financial Officer of Dollar Thrifty Funding, in scope and substance reasonably satisfactory to the Series 1998-1 Letter of Credit Provider, to the effect that Dollar Thrifty Funding will be solvent after giving effect to the transactions contemplated by this Agreement, each of the other CP Program Documents and the issuance and sale of the Commercial Paper Notes.

(xviii)    The Series 1998-1 Letter of Credit Provider shall have received any fees and expenses due and payable pursuant to Section 4.2 or pursuant to the Credit Agreement, including, without limitation, pursuant to Section 3.3 and 4.3 thereof, and all reasonable legal fees and expenses.

(b)          The following constitute conditions precedent to the obligation of the Series 1998-1 Letter of Credit Provider to extend the Series 1998-1 Letter of Credit Expiration

Date or increase the Series 1998-1 Letter of Credit Commitment (provided that such conditions will be deemed to be satisfied upon such extension or increase with respect to the Series 1998-1 Letter of Credit):

(i)           On the date of extension or increase, each condition precedent to the issuance of the Series 1998-1 Letter of Credit set forth in Section 6.2 of the Credit Agreement shall continue to be satisfied (which conditions are hereby incorporated herein by this reference).

(ii)          On the date of extension or increase with respect to the Series 1998-1 Letter of Credit, all representations and warranties of each of the Lessees and DTAG contained in this Agreement and in each other Related Document to which any of the Lessees, Dollar Thrifty Funding or DTAG is a party shall be true and correct immediately prior to, and after giving effect to, the extension or increase with respect to the Series 1998-1 Letter of Credit.

(iii)         On the date of extension or increase with respect to the Series 1998-1 Letter of Credit, all representations and warranties of Dollar Thrifty Funding contained in this Agreement and in each other CP Program Document to which Dollar Thrifty Funding is a party shall be true and correct immediately prior to, and after giving effect to, the extension or increase with respect to the Series 1998-1 Letter of Credit.

(iv)         On the date of extension or increase with respect to the Series 1998-1 Letter of Credit, and after giving effect to the transactions contemplated by this Agreement and the Series 1998-1 Letter of Credit, there shall exist no Potential Event of Default or Event of Default under this Agreement, no Liquidity Agreement Amortization Event and no Potential Liquidity Agreement Amortization Event.

(v)          The Commercial Paper Notes shall continue to have a rating of at least “A-1” by Standard & Poor’s, “P-1” by Moody’s and “F-1” by Fitch, which ratings shall be in full force and effect.

(vi)         On the date of extension or increase with respect to the Series 1998-1 Letter of Credit, immediately prior to, and after giving effect to, the extension or increase with respect to the Series 1998-1 Letter of Credit, except as disclosed in Item 7.7 of the Disclosure Schedule (as defined in the Credit Agreement), there shall be no action, suit, investigation, litigation or proceeding pending against or, to the knowledge of DTAG, any Lessee or Dollar Thrifty Funding, threatened against or affecting any of DTAG, any Lessee or Dollar Thrifty Funding, before any court or arbitrator or any governmental body, agency or official that (A) either individually or in the aggregate, could reasonably be expected to result in a material adverse change in the business, operations, property, assets, liabilities or condition (financial or otherwise) of DTAG and the Lessees, taken as a whole, or Dollar Thrifty Funding, since December 31, 2006, or (B) which in any manner draws into question the legality, validity or enforceability of this Agreement or any Related Document, the consummation of the transactions contemplated hereby, or the ability of DTAG, any Lessee or Dollar Thrifty Funding to comply with any of the respective terms thereunder.

(vii)       All governmental and third-party consents and approvals necessary in connection with this Agreement and the Series 1998-1 Letter of Credit or the transactions contemplated hereby or thereby shall continue to be in effect (without the imposition of any conditions that are not, in its reasonable judgment, acceptable to the Series 1998-1 Credit Provider); and no law or regulation shall be applicable that restrains, prevents or imposes materially adverse conditions upon this Agreement or the Series 1998-1 Letter of Credit or the transactions contemplated hereby or thereby.

(viii)      The Series 1998-1 Letter of Credit Provider shall have received such other documents (including, without limitation, an executed copy (or duplicate thereof) of each other Related Document) certificates, instruments, approvals or opinions as the Series 1998-1 Letter of Credit Provider may reasonably request.

(ix)         The following shall be true and correct (and the Series 1998-1 Letter of Credit Provider shall have received a certificate of each of the Lessees and RCFC as to the following):

(A)         Each Eligible Vehicle Disposition Program shall be in full force and effect, enforceable against the related Manufacturer.

(B)         Each of the Lessees and RCFC shall not have sold, assigned, or otherwise encumbered any of the Vehicles purchased or otherwise financed with the proceeds of the Series 1998-1 Notes except as permitted under the Related Documents.

(C)         The Master Collateral Agent shall continue to have a first priority security interest in the rights of RCFC and the Lessees under the Eligible Vehicle Disposition Programs and amounts receivable from the Manufacturers pursuant to the Eligible Vehicle Disposition Programs.

(D)         The Collateral Account and the Commercial Paper Account shall continue to be maintained.

(x)          The Series 1998-1 Letter of Credit Provider shall have received a certificate, dated the date of such extension or increase, duly executed and delivered by an Authorized Officer of Dollar Thrifty Funding, in which Dollar Thrifty Funding shall have represented and warranted that the representations and warranties of Dollar Thrifty Funding in the CP Program Documents are true and correct as of the date of such extension or increase and that no Event of Default or Potential Event of Default under this Agreement has occurred and is continuing, and, at the time such certificate is delivered, the Series 1998-1 Letter of Credit Provider shall be reasonably satisfied that such statements are in fact true and correct.

(xi)         The Master Collateral Agent, for the benefit of the Series 1998-1 Noteholders, shall continue to have a first priority security interest (as granted by RCFC and the Lessees) in all Vehicles now or hereafter purchased or otherwise financed with the proceeds of the Series 1998-1 Notes in accordance with the terms of the Series 1998-1 Supplement, and the Collateral Agent, for the benefit of the Secured Parties, shall continue to have a first priority security interest in the Assigned Collateral as granted by Dollar Thrifty Funding.

(xii)       The Series 1998-1 Letter of Credit Provider shall continue to consent to the composition of the Board of Directors of Dollar Thrifty Funding and RCFC (including the Independent Directors), which consent shall not be unreasonably withheld.

(xiii)      The Series 1998-1 Letter of Credit Provider shall have received any fees and expenses due and payable pursuant to Section 4.2 or pursuant to the Credit Agreement including, without limitation, pursuant to Section 3.3 and 4.3 thereof, and all reasonable legal fees and expenses.

Section 2.10 Certain Eurocurrency Rate and Other Provisions under the Credit Agreement. This Agreement hereby incorporates by reference as though fully set forth herein all provisions of the Credit Agreement set forth under Sections 5.1 through 5.10 thereof, including, without limitation, as if the LOC Disbursements referred to herein were Loans (as defined in the Credit Agreement) under the Credit Agreement.

Section 2.11 Obligation Absolute. The payment obligations of each of Dollar Thrifty Funding and each Lessee under this Agreement and any other agreement or instrument relating to the Series 1998-1 Letter of Credit to reimburse the Series 1998-1 Letter of Credit Provider with respect to each LOC Disbursement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and the Collateral Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

(a)          any lack of validity or enforceability of this Agreement, the Series 1998-1 Letter of Credit or any other Related Document;

(b)          any change in the time, manner or place of payment of, or in any other terms of, all or any of the obligations of either of Dollar Thrifty Funding or any Lessee in respect of the Series 1998-1 Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the Related Documents;

(c)          the existence of any claim, set-off, defense or other right which Dollar Thrifty Funding or any Lessee may have at any time against the Collateral Agent, the Trustee or any other beneficiary or any transferee of the Series 1998-1 Letter of Credit (or any persons or entities for whom the Collateral Agent, the Trustee, any such beneficiary or any such transferee may be acting), any of the Liquidity Lenders, or any other person or entity, whether in connection with this Agreement, the transactions contemplated hereby or by the Related Documents or any unrelated transaction;

(d)          any statement or any other document presented under the Series 1998-1 Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

(e)          any statement or any other document presented under the Series 1998-1 Letter of Credit proving to be insufficient in any respect;

(f)           payment by the Series 1998-1 Letter of Credit Provider under the Series 1998-1 Letter of Credit against presentation of a draft or certificate which does not comply with the terms of the Series 1998-1 Letter of Credit;

(g)          any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of Dollar Thrifty Funding and each Lessee in respect of the Series 1998-1 Letter of Credit; or

(h)          any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, Dollar Thrifty Funding or any Lessee or a guarantor.

Section 2.12 Events of Default. Upon the occurrence and continuance of any of the following events (herein referred to as an “Event of Default”):

(a)          (i) any Lessee (or DTAG on behalf of such Lessee) shall fail to pay any LOC Credit Disbursement owing by such Lessee or any amounts owing by such Lessee for LOC Termination Disbursements or (ii) Dollar Thrifty Funding shall fail to pay principal of any LOC Liquidity Disbursements or any Commercial Paper Notes or any amounts owing by Dollar Thrifty Funding for LOC Termination Disbursements, in each case on the date when such amount is due;

(b)          (i) Dollar Thrifty Funding shall fail to pay interest on any LOC Liquidity Disbursement or any Commercial Paper Note or on the date on which such amount is due or (ii) Dollar Thrifty Funding or any Lessee (or DTAG on behalf of any such Lessee) shall fail to pay any interest, fees or other amounts payable under this Agreement or the Credit Agreement, in each case within three Business Days of the date when such interest, fees or other amounts are due;

(c)          Dollar Thrifty Funding shall fail to observe or perform any of the covenants contained in Section 3.6;

(d)          Dollar Thrifty Funding shall fail to observe or perform any covenant or agreement contained in this Agreement or any CP Program Document (other than those covered by clause (a), (b) or (c) above) for 30 days after written notice thereof has been given to Dollar Thrifty Funding by the Series 1998-1 Letter of Credit Provider;

(e)          any representation, warranty, certification or statement made by any Lessee, Dollar Thrifty Funding, RCFC or DTAG in this Agreement or in any other Related Document to which it is a party, or any certificate, financial statement or other document delivered pursuant hereto or thereto shall have been incorrect in any material respect when made or deemed made and after the expiration of any grace period applicable thereto;

(f)           Dollar Thrifty Funding or RCFC shall fail to make any payment in respect of any Indebtedness when due or within any applicable grace period, which Indebtedness is in an outstanding principal amount in excess of $100,000;

(g)          an Event of Bankruptcy shall have occurred with respect to Dollar Thrifty Funding or RCFC;

(h)          any judgment or order for the payment of money in excess of $100,000 (to the extent not covered by insurance provided by a carrier that has not disputed coverage) shall be rendered against Dollar Thrifty Funding or RCFC and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

(i)           Dollar Thrifty Funding shall have become an “investment company” or shall be under the “control” of an “investment company” under the Investment Company Act of 1940, as amended.

(j)           an Event of Default (as defined in the Credit Agreement) or a Liquidity Agreement Amortization Event shall have occurred and be continuing;

(k)	the Liquidity Agreement shall not be in full force and effect;

(l)           DTAG shall default in the performance or observance of any agreement or covenant contained in clause (i) of Section 2.15 or clause (b) of Section 3.2;

(m)         Dollar Thrifty Funding, any Lessee or DTAG shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 2.12, and such default shall not be cured to the Series 1998-1 Letter of Credit Provider’s reasonable satisfaction within a period of 30 days from the date on which the Series 1998-1 Letter of Credit Provider has given written notice thereof to Dollar Thrifty Funding, such Lessee or DTAG;

(n)          Dollar Thrifty Funding, any Lessee or DTAG shall default in the performance or observance of any agreement or covenant contained in any Related Document (other than this Agreement, the Master Lease or as otherwise provided in this Section 2.12), and such default shall not be cured to the Series 1998-1 Letter of Credit Provider’s reasonable satisfaction within a period of 30 days from the date on which the Series 1998-1 Letter of Credit Provider has given written notice thereof to Dollar Thrifty Funding such Lessee or DTAG (provided, that such 30-day cure period shall be a period consisting of 15 days in the case where such default relates to the failure of DTAG, as Master Servicer, to perform or observe any agreement or covenant contained in the Master Collateral Agency Agreement); or

(o)          any Related Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Dollar Thrifty Funding, any Lessee, DTAG or RCFC, or Dollar Thrifty Funding, any Lessee, DTAG or RCFC shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability;

then, (i) the Series 1998-1 Letter of Credit Provider may, by notice to Dollar Thrifty Funding, in the case of an Event of Default caused by or regarding Dollar Thrifty Funding or RCFC, but with respect to the Event of Default set forth in clauses (d), (e), (f), (h), (i) (m), (n) and (o) above only upon the declaration or automatic occurrence of a Liquidity Agreement Amortization Event, declare the principal amount of LOC Liquidity Disbursements Outstanding and the Dollar Thrifty Funding Reimbursement Share of LOC Termination Disbursements Outstanding, to be due and payable, together with accrued interest thereon and all other sums payable by Dollar Thrifty Funding hereunder and thereunder, whereupon the same shall become due and payable without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Dollar Thrifty Funding and, in any case, the Series 1998-1 Letter of Credit Provider may take any other action permitted to be taken by it hereunder, under any Related Document or under applicable law or otherwise and (ii) the Series 1998-1 Letter of Credit Provider may by notice to DTAG on behalf of the applicable Lessee or Lessees, in the case of an Event of Default caused by or regarding any such Lessee or Lessees, (A) declare (to the extent not theretofore due and payable) the principal amount of LOC Credit Disbursements Outstanding and the Lessee Reimbursement Share of LOC Termination Disbursements Outstanding, if any, to be due and payable, together with accrued interest thereon and all other sums payable by such Lessee or Lessees, hereunder and thereunder, whereupon the same shall become due and payable without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by such Lessee or Lessees and DTAG, and (B) deem an amount equal to any undrawn portion of the Series 1998-1 Letter of Credit to have been paid or disbursed (notwithstanding that such amount may not in fact have been so paid or disbursed), and DTAG and the Lessees shall be immediately obligated to reimburse the Series 1998-1 Letter of Credit Provider the amount deemed to have been so paid or disbursed by the Series 1998-1 Letter of Credit Provider as if a demand had been made by Series 1998-1 Letter of Credit Provider to the Lessees under Section 2.3 hereof and any amounts so received by the Series 1998-1 Letter of Credit Provider shall be maintained and applied in accordance with Section 4.7 of the Credit Agreement, and, in any case, the Series 1998-1 Letter of Credit Provider may take any other action permitted to be taken by it hereunder, under any Related Document or under applicable law or otherwise; provided that if an Event of Bankruptcy shall have occurred with respect to any Lessee or DTAG all sums payable by the Lessees and DTAG hereunder shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each of the Lessees and DTAG, and if an Event of Bankruptcy shall have occurred with respect to Dollar Thrifty Funding, the principal amount of any LOC Liquidity Disbursements outstanding and the Dollar Thrifty Funding Reimbursement Share of LOC Termination Disbursements Outstanding, together with accrued interest thereon and all other sums payable by Dollar Thrifty Funding hereunder, shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Dollar Thrifty Funding.

“Potential Event of Default” shall mean, for purposes of this Agreement, any occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default hereunder.

Section 2.13 Conversion. Upon receipt from the Enhancement Agent of a Notice of Conversion substantially in the form of Exhibit B hereto, the Series 1998-1 Letter of Credit Provider shall, on such date, to the extent permitted by applicable law, decrease the amount of LOC Liquidity Disbursements Outstanding payable by Dollar Thrifty Funding and increase the amount of LOC Credit Disbursements Outstanding payable by the Lessees by the amount specified in such Notice of Conversion (such action a “Conversion”). The Series 1998-1 Letter of Credit Provider shall, upon such Conversion, have no further claim against Dollar Thrifty Funding with respect to such amounts so converted and any costs, expenses, taxes and indemnities with respect thereto; and Dollar Thrifty Funding is not responsible, but each Lessee will be responsible and obligated, from the date of such Conversion for all such amounts. The respective obligation of each of the Lessees shall be determined in the manner set forth in Section 2.3.

Section 2.14 Grant of Security Interest. (a) As security for the prompt and complete payment and performance of the obligations of Dollar Thrifty Funding hereunder to the Series 1998-1 Letter of Credit Provider, Dollar Thrifty Funding hereby acknowledges and confirms the pledge, hypothecation, assignment, transfer and delivery to the Collateral Agent under the Collateral Agreement for the benefit of the Series 1998-1 Letter of Credit Provider and the other Secured Parties (subject to the terms and priorities set forth therein) of a continuing, first priority security interest in all Assigned Collateral.

(b)          As security for the prompt and complete payment and performance of the obligations of DTAG and each of the Lessees hereunder to the Series 1998-1 Letter of Credit Provider, each of DTAG and the Lessees hereby acknowledges and confirms its respective pledge, hypothecation, assignment, transfer and delivery to the Master Collateral Agent under the Master Collateral Agency Agreement for the benefit of the Series 1998-1 Letter of Credit Provider under Section 2.1 of the Master Collateral Agency Agreement of a continuing, second priority security interest in the Lessee Grantor Master Collateral, whether now existing or hereafter created, subject to the terms and priorities set forth therein and in the other Related Documents, including, without limitation, the security interest in such collateral granted by each of the Lessees pursuant to the Master Lease and by RCFC to the Enhancement Agent for the benefit of any Series of Notes outstanding.

Section 2.15 Guarantee. The Guarantor confirms its guarantee under Section 4.10 of the Credit Agreement of, inter alia, the obligations of the Lessees hereunder, including without limitation, (i) the obligations of the Lessees to make payments under this Agreement and (ii) the due and punctual performance and observance of all the terms, conditions, covenants, agreements and indemnities of the Lessees under this Agreement, and agrees that, if for any reason whatsoever, any Lessee fails to so perform and observe such terms, conditions, covenants, agreements and indemnities, the Guarantor will duly and punctually perform and observe the same.

ARTICLE III

Representations, Warranties and Covenants

Section 3.1 Representations and Warranties of the Lessees and DTAG. Each of the Lessees hereby represents and warrants (which representations and warranties shall be deemed made on the date of issuance of the Series 1998-1 Letter of Credit and on the date of each extension (if any) of the Series 1998-1 Letter of Credit and each increase (if any) of the Series 1998-1 Letter of Credit Commitment) to the Series 1998-1 Letter of Credit Provider (and each of the Revolving Lenders under the Credit Agreement), as to itself, and DTAG represents and warrants (which representations and warranties shall be deemed made on the date of issuance of the Series 1998-1 Letter of Credit and on the date of each extension (if any) of the Series 1998-1 Letter of Credit and each increase (if any) of the Series 1998-1 Letter of Credit Commitment), to the Series 1998-1 Letter of Credit Provider (and each of the Revolving Lenders under the Credit Agreement), as to itself and as to each of the Lessees that:

(a)          Authorization; Enforceability. Each of the Lessees and DTAG has full power and has taken all necessary action to authorize it to execute, deliver and perform this Agreement and each of the other Related Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by each of the Lessees and DTAG and is, and each of the other Related Documents to which any of the Lessees or DTAG is a party is, a legal, valid and binding obligation of any such Lessee and DTAG, as applicable, enforceable against such Lessee or DTAG in accordance with its terms.

(b)          Compliance. The execution, delivery and performance, in accordance with their respective terms, by each of the Lessees and DTAG of this Agreement and each of the other Related Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent, approval, authorization or registration not already obtained or effected, (ii) violate any material law with respect to any of the Lessees or DTAG, (iii) conflict with, result in a breach of, or constitute a default under the certificate or articles of incorporation or by-laws or other organizational documents of any of the Lessees or DTAG or under any material indenture, agreement, or other instrument to which any of the Lessees or DTAG is a party or by which its properties may be bound or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any of the Lessees except Permitted Liens.

(c)          Manufacturer Programs. No Manufacturer Event of Default has occurred and is continuing.

(d)          Master Lease Representations. The representations and warranties made by each of the Lessees in the Master Lease are true and correct in all material respects.

(e)          Vehicles. Each Program Vehicle was, on the date of purchase thereof or thereafter became, a Group II Vehicle that was eligible for inclusion under an Eligible

Vehicle Disposition Program, and each Non-Program Vehicle was, on the date of purchase thereof or thereafter became, a Group II Vehicle that qualified as an Eligible Vehicle.

(f)           Representations and Warranties under the Credit Agreement. Each of the representations and warranties of DTAG set forth in the Credit Agreement including, without limitation, those set forth in Sections 7.1 through 7.19 of the Credit Agreement, is true and correct and is hereby incorporated herein by this reference.

Section 3.2 Affirmative Covenants of the Lessees and DTAG. So long as the Series 1998-1 Letter of Credit has not expired or any amount is owing to the Series 1998-1 Letter of Credit Provider hereunder, each of the Lessees and DTAG agrees that, unless at any time the Series 1998-1 Letter of Credit Provider shall otherwise expressly consent in writing, it will, and in the case of DTAG, it will cause each of the Lessees to:

(a)          Affirmative Covenants under the Credit Agreement. Comply with each of the affirmative covenants applicable to it set forth in the Credit Agreement including, without limitation, those set forth in Section 8.1 thereof, which affirmative covenants are hereby incorporated herein by this reference;

(b)          Events of Default. Furnish, or cause to be furnished to the Series 1998-1 Letter of Credit Provider, as soon as possible but in any event within three Business Days after the occurrence of any Event of Default or a Potential Event of Default under this Agreement, a written statement of the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (each, an “Authorized Officer”) of DTAG or an Authorized Officer of the applicable Lessee, as the case may be, describing such event and the action that DTAG or the applicable Lessee, as the case may be, proposes to take with respect thereto;

(c)          Certain Information. Furnish, or cause to be furnished to the Series 1998-1 Letter of Credit Provider, promptly upon the delivery by RCFC to Dollar Thrifty Funding, a copy of the financial information and other materials required to be delivered by DTAG to RCFC and the Collateral Agent pursuant to Section 24.4 of the Master Lease (other than the VIN list as required by Section 24.4(f) of the Master Lease);

(d)          Manufacturers. Furnish, or cause to be furnished to the Series 1998-1 Letter of Credit Provider, promptly after obtaining actual knowledge thereof, notice of any Manufacturer Event of Default or termination or replacement of an Eligible Vehicle Disposition Program;

(e)          Other. Furnish, or cause to be furnished to the Series 1998-1 Letter of Credit Provider, promptly, from time to time, such other information, documents, or reports with respect to the Master Lease Collateral (as defined in the Master Lease) or the condition or operations, financial or otherwise, of DTAG or any Lessee as the Series 1998-1 Letter of Credit Provider may from time to time reasonably request in order to protect the interests of the Series 1998-1 Letter of Credit Provider under or as contemplated by this Agreement or any other Related Document;

(f)           Maintenance of the Vehicles. Maintain and cause to be maintained in good repair, working order, and condition, reasonable wear and tear excepted, all of the Vehicles in accordance with each Lessee’s respective ordinary business practices with respect to all other vehicles owned thereby and shall use its best efforts to maintain the Program Vehicles as Group II Vehicles that are eligible under a Eligible Vehicle Disposition Program and the Non-Program Vehicles as Group II Vehicles that are Eligible Vehicles, in each case except to the extent that any such failure to comply with such requirements does not, in the aggregate, materially adversely affect the interests of the Series 1998-1 Letter of Credit Provider under this Agreement or the likelihood of repayment of its obligations hereunder, and, from time to time, make or cause to be made all appropriate repairs, renewals, and replacements with respect to the Vehicles;

(g)          Maintenance of Separate Existence. Each Lessee and DTAG acknowledge their receipt of a copy of those certain opinion letters issued by Latham & Watkins LLP dated March 4, 1998 addressing the issue of substantive consolidation as it may relate to DTAG, Dollar Thrifty Funding and RCFC. Each of the Lessees, DTAG and RCFC hereby agrees to maintain in place all policies and procedures, and take and continue to take all action, described in the factual assumptions set forth in such opinion letter and relating to such Person, except as may be confirmed as not required in a subsequent or supplemental opinion of Latham & Watkins LLP addressing the issue of substantive consolidation as it may relate to DTAG and RCFC; and

(h)          Verification of Titles. Upon the request of the Series 1998-1 Letter of Credit Provider, cause a title check by a Person acceptable to the Master Collateral Agent on a reasonable number of the Vehicles, including verification that the titles reflect the pledge to the Master Collateral Agent, and shall cause the results of such title check to be furnished to the Master Collateral Agent with a copy for the Series 1998-1 Letter of Credit Provider.

Section 3.3 Negative Covenants of the Lessees and DTAG. So long as the Series 1998-1 Letter of Credit has not expired or any amount is owing to the Series 1998-1 Letter of Credit Provider hereunder, each of the Lessees and DTAG agrees that, unless at anytime the Series 1998-1 Letter of Credit Provider shall otherwise expressly consent in writing, it will not and, in the case of DTAG, will not permit any Lessee to:

(a)          Negative Covenants under the Credit Agreement. Fail to comply with each of the negative covenants applicable to it set forth in the Credit Agreement including, without limitation, those set forth in Section 8.2 thereof, which negative covenants are hereby incorporated herein by this reference.

(b)          Liens. Create or permit to exist any Lien with respect to the Group II Collateral or the Master Lease Collateral now or hereafter existing or acquired, except for Permitted Liens.

(c)          Use of Vehicles. Use or authorize the Vehicles to be used in any manner (i) that would make such Vehicles that are Program Vehicles ineligible for repurchase or sale under the applicable Eligible Vehicle Disposition Program, (ii) for any illegal purposes or (iii) that could subject the Vehicles to confiscation.

(d)          Additional Lessees. Permit any Person to become a lessee under the Master Lease unless prior to becoming a lessee thereunder such Person has become a Lessee hereunder in accordance with the terms hereof.

Section 3.4 Representations and Warranties of Dollar Thrifty Funding. Dollar Thrifty Funding hereby represents and warrants (which representations and warranties shall be deemed made on the date of issuance of the Series 1998-1 Letter of Credit and on the date of each extension (if any) of the Series 1998-1 Letter of Credit and each increase (if any) of the Series 1998-1 Letter of Credit Commitment) and on the date of each issuance of Commercial Paper Notes) to the Series 1998-1 Letter of Credit Provider (and each of the Lenders under the Credit Agreement) that:

(a)          Existence and Power. Dollar Thrifty Funding is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Oklahoma, is duly qualified to do business and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations make such qualification necessary, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by this Agreement. There have been no amendments to the certificate of incorporation and by-laws of Dollar Thrifty Funding since the respective dates of the certified copies furnished to the Series 1998-1 Letter of Credit Provider pursuant to Section 2.9, other than amendments, if any, not prohibited by this Agreement (copies of which have been furnished to the Series 1998-1 Letter of Credit Provider).

(b)          Corporate and Governmental Authorization. The execution, delivery and performance by Dollar Thrifty Funding of this Agreement and each other Related Document to which it is a party are within Dollar Thrifty Funding’s corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation of or the certificate of incorporation and by-laws of Dollar Thrifty Funding or of any law or governmental regulation, rule, contract, agreement, judgment, injunction, order, decree or other instrument binding upon Dollar Thrifty Funding or any of its assets or result in the creation or imposition of any Lien on any asset of Dollar Thrifty Funding, except for Liens created by the Related Documents. This Agreement and each other Related Document to which Dollar Thrifty Funding is a party have been executed and delivered by a duly authorized officer of Dollar Thrifty Funding.

(c)          Binding Effect. This Agreement and each other Related Document to which Dollar Thrifty Funding is a party constitute legal, valid and binding obligations or Dollar Thrifty Funding enforceable against Dollar Thrifty Funding in accordance with its respective terms (except as may be limited by bankruptcy, moratorium or other similar laws affecting creditors rights generally and subject to limitations imposed by equitable principles).

(d)          Litigation. There is no action, suit or proceeding pending against or, to the knowledge of Dollar Thrifty Funding, threatened against or affecting Dollar Thrifty Funding before any court or arbitrator or any Governmental Authority in which there is a reasonable possibility of an adverse decision that could materially adversely affect the financial position, results of operations, business, properties, performance or condition (financial or otherwise) of Dollar Thrifty Funding or which in any manner draws into question the validity or enforceability of this Agreement or any other Related Document or the ability of Dollar Thrifty Funding to comply with any of the respective terms thereunder.

(e)          No ERISA Plan. Dollar Thrifty Funding has not established does not maintain or contribute to any employee benefit plan that is covered by Title IV of ERISA, and will not do so, so long as the Series 1998-1 Letter of Credit has not expired, or any amount is owing to the Series 1998-1 Letter of Credit Provider hereunder.

(f)           Tax Filings and Expenses. Dollar Thrifty Funding has filed all tax returns which have been required to be filed by it and has paid all taxes due, if any, shown to be due on said returns, except such taxes as are being contested in good faith and for which adequate reserves have been set aside on its books. Dollar Thrifty Funding has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its corporate existence and its qualification as a foreign corporation authorized to do business in each state in which it is required to so qualify.

(g)          Disclosure. None of the material furnished to the Series 1998-1 Letter of Credit Provider in connection with this Agreement contains, or contained at the time so furnished, any untrue statement of a material fact or omitted, at the time so furnished, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)          Investment Company Act; Securities Act; Trust Indenture Act. Dollar Thrifty Funding is not, and is not controlled by, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an “investment company” within the meaning of the Investment Company Act of 1940, as amended. It is not necessary in connection with the issuance of the Commercial Paper Notes under the circumstances contemplated by this Agreement and the other Related Documents to register any security under the Securities Act. It is not necessary in connection with the issuance of the Commercial Paper Notes under the circumstances contemplated by this Agreement and the other Related Documents to qualify any indenture under the Trust Indenture Act of 1939, as amended.

(i)           Regulations T, U and X. No proceeds of any LOC Liquidity Disbursement, LOC Termination Disbursement or the sale of the Commercial Paper Notes will be used to purchase or carry any “margin stock” (as defined or used in Regulation T, U or X of the Board of Governors of the Federal Reserve System or any

successor thereto) or to extend credit to others for such purpose. Dollar Thrifty Funding is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock.

(j)           No Consent. No consent, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery and performance of this Agreement or any other Related Document, for the payment of any amounts by Dollar Thrifty Funding hereunder or thereunder or for the performance of any of Dollar Thrifty Funding’s obligations hereunder or thereunder, other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by Dollar Thrifty Funding prior to the date hereof.

(k)          No Violation of Laws, etc. The execution and delivery by Dollar Thrifty Funding of this Agreement and each other Related Document, compliance by Dollar Thrifty Funding with the provisions hereof and thereof and the consummation by Dollar Thrifty Funding of the transactions contemplated herein and therein will not result in (i) a breach or violation of (A) any law or governmental rule or regulation applicable to Dollar Thrifty Funding, (B) any provisions of the certificate of incorporation or by-laws of Dollar Thrifty Funding, (C) any judgment, order or decree of any Governmental Authority affecting Dollar Thrifty Funding, or (D) any agreement or instrument to which Dollar Thrifty Funding is a party or by which it is bound, (ii) the acceleration of any obligations of Dollar Thrifty Funding or (iii) the creation of any lien, claim or encumbrance other than in favor of the Collateral Agent or as permitted by the Related Documents.

(l)           Stock Ownership. As of the date hereof, 100% of the common stock of Dollar Thrifty Funding is owned by DTAG. As of the date hereof, Dollar Thrifty Funding has no Subsidiaries and owns no capital stock of, or other interest in, any other Person.

(m)         Solvency. Both before and after giving effect to the transactions contemplated by this Agreement and the other Related Documents, Dollar Thrifty Funding is solvent and Dollar Thrifty Funding is not the subject of any Event of Bankruptcy.

(n)          No Security Interest. (A) There is no effective financing statement listing Dollar Thrifty Funding as debtor (other than any which may have been filed on behalf of the Collateral Agent) covering any of the Assigned Collateral that is on file in any public office; (B) at the date of each deposit of funds in the Commercial Paper Account there are no Liens on such funds or the Commercial Paper Account, except the assignment made pursuant to the Collateral Agreement in favor of the Collateral Agent; and (C) Dollar Thrifty Funding is and will be the lawful owner of (with good and marketable title to), and has and will have beneficial ownership of all Assigned Collateral, free and clear of all Liens except Permitted Liens.

(o)          Other Representations. All representations and warranties of Dollar Thrifty Funding made in the Liquidity Agreement and any other Related Document to which Dollar Thrifty Funding is a party are true and correct and are repeated herein as though fully set forth herein.

Section 3.5 Affirmative Covenants of Dollar Thrifty Funding. Dollar Thrifty Funding hereby covenants that, so long as the Series 1998-1 Letter of Credit has not expired, or any amount is owing to the Series 1998-1 Letter of Credit Provider hereunder:

(a)          Information. Dollar Thrifty Funding will deliver or cause to be delivered to the Series 1998-1 Letter of Credit Provider the reports and other information required to be delivered to the Liquidity Agent and the Dealers under Section 8.1.1 of the Liquidity Agreement and Section 6 of the Dealer Agreement, respectively.

(b)          Compliance with Representations, Warranties and Covenants. Dollar Thrifty Funding will comply will all representations, warranties and covenants made by it and contained in this Agreement and each other Related Document to which it is a party.

(c)          Payment of Obligations. Dollar Thrifty Funding will pay and discharge, at or before maturity, all of its respective material obligations and liabilities, including, without limitation, tax liabilities and other governmental claims, except where the same may be contested in good faith by appropriate proceedings, and will maintain, accordance with GAAP, appropriate reserves for the accrual of any of the same.

(d)          Maintenance of Property. Dollar Thrifty Funding will keep, or will cause to be kept, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted; provided, however, that nothing in this clause (d) shall require Dollar Thrifty Funding to maintain, or to make any renewals, replacements, additions, betterments or improvements of or to, any tangible property, if such property, in the reasonable opinion of Dollar Thrifty Funding, is obsolete or surplus or unfit for use or cannot be used advantageously in the conduct of the business of Dollar Thrifty Funding.

(e)          Conduct of Business and Maintenance of Existence. Dollar Thrifty Funding will continue to engage in business of the same general type as now conducted by Dollar Thrifty Funding, and will maintain its existence as a corporation validly existing and in good standing under the laws of the State of Oklahoma and duly qualified and licensed under the laws of each state in which the failure to so qualify would have a material adverse effect on the business and operations of Dollar Thrifty Funding.

(f)           Compliance with Laws. Dollar Thrifty Funding will comply in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

(g)          Inspection of Property, Books and Records. Dollar Thrifty Funding will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its Assets, business and activities in accordance with GAAP, and will permit representatives of the Series 1998-1 Letter of Credit Provider at Dollar Thrifty Funding’s expense to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired (but not more often than once a month and, in the case of such accountants, to the extent representatives of Dollar Thrifty Funding have been provided an opportunity to be present during any such discussions).

(h)          Compliance with CP Program Documents. Dollar Thrifty Funding will perform and comply with each and every obligation, covenant and agreement required to be performed or observed by it in or pursuant to the CP Program Documents to which it is a party.

(i)           Notice of Default. (i) Promptly upon becoming aware of any Liquidity Agreement Amortization Event or Potential Liquidity Agreement Amortization Event, Dollar Thrifty Funding shall give the Series 1998-1 Letter of Credit Provider and each Rating Agency notice thereof, together with a written statement of the President, Vice President or the principal financial officer of Dollar Thrifty Funding setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by Dollar Thrifty Funding, and (ii) promptly upon becoming aware of any default or potential default under any other CP Program Document to which it is a party, Dollar Thrifty Funding shall give the Series 1998-1 Letter of Credit Provider and each Rating Agency notice thereof.

(j)           Notice of Material Proceedings. Promptly upon becoming aware thereof, Dollar Thrifty Funding shall give the Series 1998-1 Letter of Credit Provider and each Rating Agency written notice of the commencement or existence of any proceeding by or before any official body against or affecting Dollar Thrifty Funding which might result in a material adverse effect on the business, condition (financial or otherwise), results of operations, properties or performance of Dollar Thrifty Funding or the ability of Dollar Thrifty Funding to perform its obligations under this Agreement or under any other CP Program Document to which it is a party.

(k)          Further Requests. Dollar Thrifty Funding will promptly furnish to the Series 1998-1 Letter of Credit Provider and each Rating Agency such other information and in such form as the Series 1998-1 Letter of Credit Provider and Rating Agency may reasonably request.

(l)           Liens. Dollar Thrifty Funding will keep the Assigned Collateral, the Collateral Account, the Commercial Paper Account, the Deposited Funds and the funds deposited in the Commercial Paper Account and every part thereof free and clear of all Liens, except the pledge and assignment made pursuant to the Collateral Agreement in favor of the Collateral Agent and any other Liens permitted by the CP Program Documents.

(m)         Use of Proceeds of Commercial Paper Notes. Dollar Thrifty Funding shall use the proceeds of the Commercial Paper Notes solely for one or more of the following purposes: (i) to pay matured Commercial Paper Notes when due, in accordance with the Depositary Agreement; (ii) to fund the purchase of the Series 1998-1 Notes; and (iii) to pay principal of, or interest on, any Liquidity Advance or any other amount payable by Dollar Thrifty Funding under the Liquidity Agreement or to reimburse the Series 1998-1 Letter of Credit Provider or the Series 1998-1 Cash Collateral Account for any LOC Liquidity Disbursement and any interest thereon. Notwithstanding any provision of this Agreement to the contrary, on any day when any LOC Liquidity Disbursement is outstanding, Dollar Thrifty Funding shall not use the net proceeds of the issuance of Commercial Paper Notes to purchase any additional principal amount of Series 1998-1 Notes.

(n)          Further Assurances. Dollar Thrifty Funding agrees to do such further acts and things, and to execute and deliver to the Series 1998-1 Letter of Credit Provider such additional assignments, agreements, powers and instruments, as the Series 1998-1 Letter of Credit Provider reasonably determines to be necessary to carry into effect the purposes of this Agreement or to better assure and confirm unto the Series 1998-1 Letter of Credit Provider its rights, powers and remedies hereunder.

Section 3.6 Negative Covenants of Dollar Thrifty Funding. Dollar Thrifty Funding hereby covenants and agrees that, so long as the Series 1998-1 Letter of Credit has not expired or any amount is owing to the Series 1998-1 Letter of Credit Provider hereunder:

(a)          Liens. Dollar Thrifty Funding will not create, incur, assume or permit to exist any Lien upon any of its Assets (including the Assigned Collateral), other than Liens created by or permitted under the CP Program Documents.

(b)          Other Indebtedness. Without the prior written consent of the Series 1998-1 Letter of Credit Provider, Dollar Thrifty Funding will not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness other than the Indebtedness hereunder, the Indebtedness evidenced by the Commercial Paper Notes and as otherwise provided in the CP Program Documents.

(c)          Consolidations and Mergers. Dollar Thrifty Funding will not, except as may be permitted by the express written approval of the Series 1998-1 Letter of Credit Provider, merge with or into, enter into any joint venture or other association with, or consolidate with, any other Person.

(d)          Sales of Assets. Dollar Thrifty Funding will not sell, lease, transfer, liquidate or otherwise dispose of any Assets, except as contemplated by the CP Program Documents, and provided that the proceeds thereof are paid directly to the Collateral Account.

(e)          Acquisition of Assets. Dollar Thrifty Funding will not acquire, by operating lease or otherwise, any Assets except pursuant to the terms of the CP Program Documents.

(f)           Name; Chief Executive Office. Dollar Thrifty Funding will neither (i) change the location of its chief executive office without sixty (60) days’ prior notice to the Collateral Agent, each of the Dealers and the Series 1998-1 Letter of Credit Provider nor (ii) change its name without prior notice to the Collateral Agent, each of the Dealers and the Series 1998-1 Letter of Credit Provider sufficient to allow the Collateral Agent to make all filings (including filings of financing statements on form UCC-1) and recordings necessary to perfect the interest of the Collateral Agent in the Assigned Collateral pursuant to the Collateral Agreement.

(g)          Organizational Documents. Dollar Thrifty Funding will not amend any of its Organic Documents without the written consent of the Series 1998-1 Letter of Credit Provider and each of the Rating Agencies.

(h)          Investments. Dollar Thrifty Funding will not make, incur, or suffer to exist any loan, advance, extension of credit or other investment in any Person other than with respect to Permitted Investments and any other investments contemplated by the Related Documents.

(i)           No Other Agreements; Amendments to Related Documents. Dollar Thrifty Funding will not, without the prior written consent of the Series 1998-1 Letter of Credit Provider, (i) enter into or be a party to any agreement or instrument other than any CP Program Document or documents and agreements incidental thereto or (ii) amend, modify, waive, terminate or give any approval, consent or permission under, any provision of any CP Program Document to which it is a party other than, in the case of the Liquidity Agreement or the Depositary Agreement, such amendments that relate to minor administrative matters that do not amend or modify (A) the amount or timing of any payments (or priorities for payments) to be made under the CP Program Documents, (B) any rights in the Assigned Collateral (or any priorities or rights or restrictions on encumbrances with respect thereto) or (C) any prohibition or restriction on the incurrence of any Indebtedness under the CP Program Documents.

(j)           Other Business. Dollar Thrifty Funding will not engage in any business or enterprise or enter into any material transaction other than as contemplated by the CP Program Documents.

(k)          Compliance with Related Documents. Dollar Thrifty Funding will not terminate the Liquidity Agreement, the Depositary Agreement or any other CP Program Document to which it is a party without the consent of the Series 1998-1 Letter of Credit Provider.

(l)           Other Covenants. Dollar Thrifty Funding shall comply with the negative covenants contained in the Liquidity Agreement and the other CP Program Documents, and such negative covenants are incorporated herein as though fully set forth herein.

(m)         Offering Document. Dollar Thrifty Funding will not include in any offering document for the Commercial Paper Notes any information regarding the Series

1998-1 Letter of Credit Provider which was not approved by the Series 1998-1 Letter of Credit Provider or furnished by the Series 1998-1 Letter of Credit Provider.

ARTICLE IV

Miscellaneous

Section 4.1 Payments. (a) Unless otherwise specified herein, all payments to the Series 1998-1 Letter of Credit Provider hereunder shall be made in lawful currency of the United States and in immediately available funds prior to 11:00 a.m. (New York City time) on the date such payment is due by wire transfer to the Series 1998-1 Letter of Credit Provider, Account Name: DBTCA Loan Clearing Account, Account No. 99401268, Account ABA 021001033, at DBTCA, or to such other office or account maintained by the Series 1998-1 Letter of Credit Provider as the Series 1998-1 Letter of Credit Provider may direct.

(b)          Whenever any payment under this Agreement shall be stated to be due on a day which is not a Business Day, such payment, unless otherwise provided herein, shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest, commissions or fees, if any, in connection with such payment.

(c)          Dollar Thrifty Funding shall make payment of all amounts owing by it hereunder, including, without limitation, reimbursement of LOC Disbursements payable by Dollar Thrifty Funding and interest thereon, increased costs, fees and expenses, only to the extent funds are available to Dollar Thrifty Funding therefor, provided however, that if Dollar Thrifty Funding has not made payment of any amount owing by it hereunder on the date on which such payment is due, such non-payment may, in accordance with the terms of Section 2.12, constitute an Event of Default and the Series 1998-1 Letter of Credit Provider shall have all rights pursuant thereto.

(d)          Interest accruing based on the Base Rate shall be computed on the basis of the actual number of days elapsed and a 365 (or, if applicable, 366) day year.

Section 4.2 Expenses   Dollar Thrifty Funding agrees, solely with respect to LOC Liquidity Disbursements, and the Lessees in all other cases, each agree to pay all costs and reasonable expenses incurred by the Series 1998-1 Letter of Credit Provider (including, without limitation, reasonable attorneys’ fees and expenses), if any, in connection with the preparation, execution and delivery, administration, enforcement, amendment or waiver of the obligations of the Dollar Thrifty Funding, Lessees or DTAG under this Agreement or any other Related Document or any other agreement furnished hereto or in connection herewith or in connection with any negotiations arising out of any Potential Event of Default under this Agreement or any events or circumstances that may give rise to a Potential Event of Default under this Agreement and with respect to presenting claims in or otherwise participating in any bankruptcy, insolvency or other similar proceeding involving creditors’ rights generally and any ancillary proceedings.

The Lessees each agree to pay on demand all reasonable expenses of the Series 1998-1 Letter of Credit Provider in connection with the filing, recording, refiling or rerecording of this

Agreement, the Related Documents and/or any UCC financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof.

In addition, Dollar Thrifty Funding, solely with respect to LOC Liquidity Disbursements, and each of the Lessees in all other cases, shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the Series 1998-1 Letter of Credit (or any payment thereunder or transfer thereof), any other CP Program Document and any such other documents, and agree to save the Series 1998-1 Letter of Credit Provider harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

Section 4.3 Indemnity. (a) The Lessees each agree to indemnify and hold harmless the Series 1998-1 Letter of Credit Provider and, in their capacities as such, officers, directors, shareholders, affiliates, controlling persons, employees, agents and servants of the Series 1998-1 Letter of Credit Provider, from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Series 1998-1 Letter of Credit Provider may incur or which may be claimed against the Series 1998-1 Letter of Credit Provider by any Person whatsoever (including reasonable fees and expenses of counsel) in each case arising out of or by reason of or in connection with, or in connection with the preparation of a defense of, any investigation, litigation or proceeding arising out of, relating to or in connection with the execution and delivery of, or payment of any LOC Credit Disbursement or LOC Termination Disbursement payable by the Lessees under the Series 1998-1 Letter of Credit or this Agreement or any other Related Document, or the offering and sale of Commercial Paper Notes, any acts or omissions of any of the Lessees in connection herewith or therewith, or any transactions contemplated hereby or thereby (whether or not consummated), or any inaccuracies or alleged inaccuracies in any material respect or any untrue statement or alleged untrue statement of any of the Lessees contained or incorporated by reference in any CP Program Document or the omission or alleged omission by any of the Lessees to state therein a material fact necessary to make such statements, in the light of the circumstances under which they are or were made, not misleading, except to the extent that such claim, damage, loss, liability, cost or expense is caused by the willful misconduct or gross negligence of the Series 1998-1 Letter of Credit Provider or a breach by the Series 1998-1 Letter of Credit Provider (or its agents or employees or any other Person under its control) of its obligations under the Series 1998-1 Letter of Credit, in each case as determined by a final and non-appealable judgment of a court of competent jurisdiction, and provided that any such Lessee shall be required to indemnify the Series 1998-1 Letter of Credit Provider, in connection with prosecuting or defending any such claims, for reasonable attorneys’ fees and expenses.

(b)          Dollar Thrifty Funding agrees to indemnify and hold harmless the Series 1998-1 Letter of Credit Provider and, in their capacities as such, officers, directors, shareholders, affiliates, controlling persons, employees, agents and servants of the Series 1998-1 Letter of Credit Provider, from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the Series 1998-1 Letter of Credit Provider may incur or which may be claimed against the Series 1998-1 Letter of Credit Provider by any Person whatsoever (including reasonable fees and expenses of counsel) in each case arising out of or by reason of or in connection with, or in connection with the preparation of a defense of, any investigation, litigation or proceeding arising out of, relating to or in connection with the execution and delivery or payment of any LOC Liquidity Disbursement, the Series 1998-1 Letter of Credit or this Agreement or any other Related Document or any acts or omissions of Dollar Thrifty Funding in connection herewith or therewith, or any transactions contemplated hereby or thereby, except to the extent that such claim, damage, loss, liability, cost or expense is caused by the willful misconduct or gross negligence of the Series 1998-1 Letter of Credit Provider or a breach by the Series 1998-1 Letter of Credit Provider (or its agents or employees or any other Person under its control) of its obligations under the Series 1998-1 Letter of Credit, in each case as determined by a final and non-appealable judgment of a court of competent jurisdiction, and provided that Dollar Thrifty Funding shall be required to indemnify the Series 1998-1 Letter of Credit Provider, in connection with prosecuting or defending any such claims, for reasonable attorneys’ fees and expenses.

(c)          Dollar Thrifty Funding will indemnify the Series 1998-1 Letter of Credit Provider against, and on demand will reimburse the Series 1998-1 Letter of Credit Provider for, any loss or expense which the Series 1998-1 Letter of Credit Provider may pay or incur as a result of (a) any repayment or prepayment of a Eurodollar Advance hereunder on a date other than the last day of the Interest Period applicable thereto or (b) any acceleration of a Eurodollar Advance hereunder pursuant to Section 2.12 or (c) the failure of Dollar Thrifty Funding to borrow a Eurodollar Advance hereunder after its request therefor or (d) any Conversion pursuant to Section 2.13 of a LOC Liquidity Disbursement that is a Eurodollar Advance to a LOC Credit Disbursement. The Series 1998-1 Letter of Credit Provider seeking indemnification hereunder shall furnish Dollar Thrifty Funding with a certificate setting forth the basis for determining any additional amount to be paid to it hereunder, and such certificate shall be conclusive, absent manifest error, as to the contents thereof.

Section 4.4 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and addressed, delivered or transmitted to such party at its address or telecopy number set forth below, or at such other address or telecopy number, as the case may be, as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or communication shall be deemed to have been duly given or made when delivered, or five Business Days after being deposited in the mail, postage prepaid and return receipt requested, or in the case of facsimile notice, when electronic confirmation thereof is received by the transmitter.

If to DTAG:

Dollar Thrifty Automotive Group, Inc.

5330 East 31st Street

Tulsa, OK 74135

Attention: Pamela S. Peck

Telephone: (918) 669-2395

Telecopier: (918) 669-2301

If to Dollar Thrifty Funding:

Dollar Thrifty Funding Corp.

5330 East 31st Street

Tulsa, OK 74135

Attention: Michael H. McMahon

Telephone: (918) 669-3308

Telecopier: (918) 669-2301

If to RCFC:

Rental Car Finance Corp.

5330 East 31st Street

Tulsa, OK 74135

Attention: Pamela S. Peck

Telephone: (918) 669-2395

Telecopier: (918) 669-2301

If to the Collateral Agent:

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

Attention: Corporate Trust Division

Telecopier: (212) 553-2462

If to the Liquidity Agent:

Credit Suisse

Eleven Madison Avenue

New York, New York 10010-3629

Attention: Asset Finance Department

Telephone: (212) 325-0978

Telecopier: (212) 325-6677

If to the Series 1998-1 Letter of Credit Provider:

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

Attention: Global Loan Operations, Standby Letter of Credit Unit

Telephone: (212) 250-1014

Telecopier: (212) 797-0403

If to a Dealer:

At the address for notices for such Dealer set forth in Section 11 of the Dealer Agreement or such other agreement pursuant to which such Dealer is engaged to act as a Dealer by Dollar Thrifty Funding.

If to DTG Operations:

5330 East 31st Street

Tulsa, OK 74135

Attention: Pamela S. Peck

Telephone: (918) 669-2395

Telecopier: (918) 669-2301

If to an Additional Lessee:

At the address for notices to such Additional Lessee set forth in the related Affiliate Joinder in CP Enhancement Letter of Credit Application and Agreement.

If to the Trustee or the Enhancement Agent:

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

Attention: Corporate Trust Division

Telecopier: (212) 553-2462

If to Moody’s:

Moody’s Investors Service, Inc.

99 Church Street

New York, NY 10007

Attention: Letitia Accarrino

Telephone: (212) 553-1323

Telecopier: (201) 395-6362

If to Standard & Poor’s:

Standard & Poor’s

55 Water Street

New York, NY 10041

Attention: Felix Herrera

Telephone: (212) 438-2485

Telecopier: (212) 438-2000

If to Fitch:

Fitch, Inc.

One State Street Plaza

New York, NY 10004

Attention: Jennifer SanCartier

Telephone: (212) 908-0205

Telecopier: (212) 480-4438

Section 4.5 Amendments; Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. (a) (a)           This Agreement and the rights and obligations of the parties hereunder may not be amended or otherwise modified orally but only by an instrument in writing signed by the Series 1998-1 Letter of Credit Provider and each other party hereto against whom enforcement of such amendment or modification is sought; provided that no such amendment or modification shall become effective prior to receipt by the parties of the Rating Agencies’ written confirmation that such amendment or modification will not result in the downgrading or withdrawal of the then current ratings of the Commercial Paper Notes by the Rating Agencies and the prior written consent of the Liquidity Agent to any amendment or modification of Section 2.1 and 2.14(b) hereof, and shall be in accordance with and governed by the laws of the State of New York.

(b)          ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CP PROGRAM DOCUMENT OR ANY RELATED DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT OR ANY OTHER CP PROGRAM DOCUMENT OR ANY RELATED DOCUMENT, THE LESSEES, DTAG, DOLLAR THRIFTY FUNDING AND RCFC HEREBY IRREVOCABLY ACCEPT FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE LESSEES, DTAG, DOLLAR THRIFTY FUNDING AND RCFC, IN EACH CASE, HEREBY FURTHER IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER THE LESSEES, DTAG, DOLLAR THRIFTY FUNDING AND RCFC, AS APPLICABLE, AND AGREE NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CP PROGRAM DOCUMENT OR ANY RELATED DOCUMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER THE LESSEES, DTAG, DOLLAR THRIFTY FUNDING AND RCFC. THE LESSEES, DTAG, DOLLAR THRIFTY FUNDING AND RCFC FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE LESSEES, DTAG, DOLLAR THRIFTY FUNDING AND RCFC AT ITS OR THEIR ADDRESS SET FORTH ABOVE IN SECTION

4.4, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE LESSEES, DTAG, DOLLAR THRIFTY FUNDING AND RCFC HEREBY IRREVOCABLY WAIVE ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CP PROGRAM DOCUMENT OR ANY RELATED DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SERIES 1998-1 LETTER OF CREDIT PROVIDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LESSEE, DTAG OR RCFC IN ANY OTHER JURISDICTION.

(c)          THE LESSEES, DTAG, DOLLAR THRIFTY FUNDING AND RCFC HEREBY IRREVOCABLY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CP PROGRAM DOCUMENT OR ANY RELATED DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (b) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(d)          EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CP PROGRAM DOCUMENTS, THE RELATED DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 4.6 Waivers, etc. Neither any failure nor any delay on the part of the Series 1998-1 Letter of Credit Provider in exercising any right, power or privilege hereunder or under the Series 1998-1 Letter of Credit or any other CP Program Document or any Related Document shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. Without limiting the effect of Section 4.5, no provision of this Agreement shall be waived, amended or supplemented except by a written instrument executed by the Series 1998-1 Letter of Credit Provider and the other parties hereto against whom enforcement of such waiver, amendment or supplement is sought and with prior written notice thereof to each of the Rating Agencies. The remedies herein and in the Related Documents are cumulative and not exclusive of any remedies provided by law.

Section 4.7 Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.8 Term. This Agreement shall remain in full force and effect until the reimbursement of all LOC Disbursements by the Lessees, Dollar Thrifty Funding or DTAG, as the case may be, and the payment by the Lessees, Dollar Thrifty Funding or DTAG, as the case may be, of all other amounts payable hereunder, notwithstanding the earlier termination of the Series 1998-1 Letter of Credit.

Section 4.9 Successors and Assigns. This Agreement shall be binding upon the Series 1998-1 Letter of Credit Provider and its successors and assigns, each Lessee and its successors and assigns, DTAG and its successors and assigns, Dollar Thrifty Funding and its successors and assigns, and RCFC and its successors and assigns; provided, however, that none of the Lessees, DTAG, Dollar Thrifty Funding or RCFC may transfer or assign any of its obligations, rights, or interests hereunder without the prior written consent of the Series 1998-1 Letter of Credit Provider and the prior written notification of each Rating Agency that its then current rating of Dollar Thrifty Funding’s Outstanding Commercial Paper Notes shall not be reduced or withdrawn as a result of such action; and provided further, however, that the Series 1998-1 Letter of Credit Provider may at any time (i) assign all or a portion of its obligations under the Series 1998-1 Letter of Credit and its rights under this Agreement to an Eligible Credit Enhancer; provided further, however, that (x) each Rating Agency shall have confirmed in writing that its then current rating of Dollar Thrifty Funding’s Outstanding Commercial Paper Notes shall not be reduced or withdrawn as a result of such assignment, (y) DTAG shall have consented in writing to such assignment (which consent shall not be unreasonably withheld), and (z) such assignment shall be for an amount at least equal to $5,000,000, or (ii) grant participations to any other Person, in all or part of its obligations under the Series 1998-1 Letter of Credit and its rights under this Agreement (it being understood and agreed that the Lessees and Dollar Thrifty Funding shall have no obligation to give notices to any such participant, that such participation will not in any way reduce the Series 1998-1 Letter of Credit Provider’s commitment to make LOC Disbursements hereunder, and that such participation (other than a participation held by a Revolving Lender pursuant to the Credit Agreement) shall not increase the obligations (including with respect to costs and expenses) of the Lessees or Dollar Thrifty Funding hereunder); provided that the Series 1998-1 Letter of Credit Provider shall be entitled to receive any increased costs or indemnities payable hereunder incurred by the Series 1998-1 Letter of Credit Provider or such participant to the extent not in excess of such amounts calculated as if there were no participation. The Series 1998-1 Letter of Credit Provider hereby acknowledges and agrees that any such disposition will not alter or affect the Series 1998-1 Letter of Credit Provider’s direct obligations to the Enhancement Agent, and that none of the Lessees, DTAG, Dollar Thrifty Funding or RCFC shall have any obligations to have any communication or relationship with any participant in order to enforce such obligations of the Series 1998-1 Letter of Credit Provider hereunder and under the Series 1998-1 Letter of Credit. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

Section 4.10 Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.

Section 4.11 Further Assurances. The Lessees, DTAG, Dollar Thrifty Funding and RCFC each agree to do such further acts and things and to execute and deliver to the Series 1998-1 Letter of Credit Provider such additional assignments, agreements, powers and instruments as are reasonably required by the Series 1998-1 Letter of Credit Provider to carry into effect the purposes of this Agreement and under the CP Program Documents or to better assure and confirm to the Series 1998-1 Letter of Credit Provider its rights, powers and remedies hereunder and under the CP Program Documents.

Section 4.12 No Bankruptcy Petition Against Dollar Thrifty Funding. The Series 1998-1 Letter of Credit Provider hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of both (i) the latest maturing Commercial Paper Note and (ii) the Series 1998-1 Notes, it will not institute against, or join with any other Person in instituting against, Dollar Thrifty Funding any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law; provided, however, that nothing in this Section 4.12 shall constitute a waiver of any right to indemnification, reimbursement or other payment from any Lessee or Dollar Thrifty Funding pursuant to this Agreement. In the event that the Series 1998-1 Letter of Credit Provider takes action in violation of this Section 4.12, Dollar Thrifty Funding agrees, for the benefit of the Holders, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by the Series 1998-1 Letter of Credit Provider against Dollar Thrifty Funding or the commencement of such action and raise the defense that the Series 1998-1 Letter of Credit Provider has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert; and the Series 1998-1 Letter of Credit Provider shall be liable for and pay any costs and expenses incurred by Dollar Thrifty Funding in connection therewith. The provisions of this Section 4.12 shall survive the termination of this Agreement, and the replacement or removal of the Series 1998-1 Letter of Credit Provider.

Section 4.13 Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by DTAG, Dollar Thrifty Funding, the Lessees and RCFC in connection herewith shall survive the execution and delivery of this Agreement, regardless of any investigation made by the Series 1998-1 Letter of Credit Provider or on its behalf and shall continue so long as and until such time as all obligations hereunder and under the CP Program Documents and all Indebtedness under the Commercial Paper Notes shall have been paid in full. The obligations of Dollar Thrifty Funding and the Lessees under Sections 2.7, 4.1, 4.2 and 4.3 shall in each case survive any termination of this Agreement, the payment in full of all obligations hereunder or under any other CP Program Document and the termination of the Series 1998-1 Letter of Credit.

Section 4.14 Obligation. Each of the Series 1998-1 Letter of Credit Provider and each of the Lessees and Dollar Thrifty Funding understand and agree that the Series 1998-1 Letter of Credit is irrevocable and the obligations of the Series 1998-1 Letter of Credit Provider as issuer thereof shall be unaffected by any default hereunder, including, without limitation any failure to pay the amounts due and payable to the Series 1998-1 Letter of Credit Provider under Section 2.6. No failure of any of the Lessees or Dollar Thrifty Funding (or any person or organization acting on behalf thereof) or the Trustee or the Enhancement Agent or the Collateral Agent to take any action (whether required hereunder or otherwise), nor any action taken by any of the Lessees or Dollar Thrifty Funding shall be asserted by the Series 1998-1 Letter of Credit Provider as a defense to payment under the Series 1998-1 Letter of Credit (except for the failure of any documents presented thereunder to comply with the terms of the Series 1998-1 Letter of Credit) or as the basis of a right of set off by the Series 1998-1 Letter of Credit Provider against its obligations to make any such payment.

Section 4.15 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Section 4.16 Application of Funds. Upon receipt of the Deposited Funds from the Series 1998-1 Cash Collateral Account pursuant to Section 5.03 of the Collateral Agreement, the Series 1998-1 Letter of Credit Provider shall apply such amounts to the payment in full of any and all obligations of the Lessees or Dollar Thrifty Funding under or in respect of the Series 1998-1 Letter of Credit or hereunder; any amounts remaining thereafter shall be returned to the Lessees or to whomever is legally entitled thereto.

Section 4.17 Limited Recourse of Dollar Thrifty Funding. (a) Notwithstanding any other provision of this Agreement or any other agreement or instrument relating to the Series 1998-1 Letter of Credit, the Series 1998-1 Letter of Credit Provider agrees that the obligations of Dollar Thrifty Funding to the Series 1998-1 Letter of Credit Provider hereunder shall be payable in the order and priority set forth in Sections 2.01 and 5.02(b), as applicable, of the Collateral Agreement. The Series 1998-1 Letter of Credit Provider agrees that, during any period prior to the Scheduled Liquidity Commitment Termination Date that Commercial Paper Notes shall be outstanding (any such period being a “Designated Period”), the obligations of Dollar Thrifty Funding to the Series 1998-1 Letter of Credit Provider shall be due and payable only to the extent the Dollar Thrifty Funding’s assets are sufficient to pay the same. If, during any Designation Period, the Series 1998-1 Letter of Credit Provider shall exercise its rights, pursuant to Section 2.12, to accelerate LOC Disbursements outstanding payable by Dollar Thrifty Funding, such acceleration shall have the limited effect of allowing the Series 1998-1 Letter of Credit Provider, in any determination of the allocative share of any disbursement to be made to Secured Parties under the Collateral Agreement or otherwise among creditors of Dollar Thrifty Funding, to treat all of the LOC Disbursements payable by Dollar Thrifty Funding, to treat all of the LOC Disbursements payable by Dollar Thrifty Funding outstanding as then being due and payable. No claims of the Series 1998-1 Letter of Credit Provider arising under or in connection with this Agreement are intended to be impaired or waived by this Section 4.17.

(b)          Without limiting the obligations of Dollar Thrifty Funding hereunder, no recourse shall be had for the payment of any amount owing in respect of any disbursement made under this Agreement or for the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement against any stockholder, employee, officer, director, affiliate or incorporator of Dollar Thrifty Funding based on their status as such or their actions in connection therewith. The provisions of this Section 4.17(b) shall survive the termination of this Agreement.

Section 4.18 Waiver of Set-Off. The Series 1998-1 Letter of Credit Provider hereby waives and relinquishes any right that it has or may have to set-off or to exercise any banker’s lien or any right of attachment or garnishment with respect to any funds at any time and from time to time on deposit in, or otherwise to the credit of, any account and any claims of Dollar Thrifty Funding therein or with respect to any right to payment from Dollar Thrifty Funding, it being understood, however, that nothing contained in this Section 4.18 shall, or is intended to, derogate from the assignment and security interest granted to the Collateral Agent under the Collateral Agreement or impair any rights of the Series 1998-1 Letter of Credit Provider or the Collateral Agent hereunder or thereunder.

Section 4.19 Confidentiality. The Series 1998-1 Letter of Credit Provider agrees that it shall not disclose any Confidential Information (as defined below) to any Person without the consent of DTAG, the Lessees, Dollar Thrifty Funding or RCFC, as applicable, other than (a) to the Series 1998-1 Letter of Credit Provider’s Affiliates and to the Administrative Agent, the Revolving Lenders and the Term Lenders and their respective officers, directors, employees, agents and advisors and to actual or prospective assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking or (d) as otherwise permitted by Section 11.14 of the Credit Agreement (which is incorporated herein by reference).

“Confidential Information” means information that DTAG, the Lessees, Dollar Thrifty Funding or RCFC furnishes to the Series 1998-1 Letter of Credit Provider on a confidential basis, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the Series 1998-1 Letter of Credit Provider from a source other than DTAG, the Lessees, Dollar Thrifty Funding or RCFC.

Section 4.20 Additional Series 1998-1 Letter of Credit Providers. The Series 1998-1 Letter of Credit Provider acknowledges and agrees that the Lessees and Dollar Thrifty Funding may obtain Series 1998-1 Letter of Credit Provider commitments from additional Series 1998-1 Letter of Credit Providers from time to time, provided such commitments are, unless the Series 1998-1 Letter of Credit Provider otherwise consents, on the same terms and provisions as this Agreement and provide for obligations that rank pari passu with each Lessee’s and Dollar Thrifty Funding’s obligations hereunder.

Section 4.21 Obligations Several, Not Joint. The obligations of each Lessee hereunder to the Series 1998-1 Letter of Credit Provider, on the one hand, and Dollar Thrifty Funding hereunder to the Series 1998-1 Letter of Credit Provider, on the other hand, shall be several and not joint. No obligation of the Lessees shall be payable by Dollar Thrifty Funding and no obligation of Dollar Thrifty Funding shall be payable by the Lessees.

Section 4.22 Additional Subsidiary Lessees. Any direct or indirect Subsidiary of DTAG (each a “DTAG Subsidiary”) shall have the right to become a “Lessee” under and pursuant to the terms of this Agreement by complying with the provisions of Section 28.1 of the Master Lease and the provisions of this Section 4.22. In the event a DTAG Subsidiary desires to become “Lessee” under this Agreement, then the Guarantor and such DTAG Subsidiary shall execute and deliver to the Series 1998-1 Letter of Credit Provider and the Enhancement Agent:

(i)           an Affiliate Joinder in CP Enhancement Letter of Credit Application and Agreement in the form attached hereto as Exhibit C (each, an “Affiliate Joinder in CP Enhancement Letter of Credit Application and Agreement”);

(ii)          copies of the documentation set forth in clauses (a) through (j) of Section 28.1 of the Master Lease;

(iii)         an Officers’ Certificate and an opinion of counsel each stating that the joinder described in clause (i) above by such DTAG Subsidiary complies with this Section 4.22 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

(iv)         any additional documentation that the Series 1998-1 Letter of Credit Provider or the Trustee may reasonably require to evidence the assumption by such DTAG Subsidiary of the obligations and liabilities set forth in this Agreement.

Upon satisfaction of the foregoing conditions and receipt by each of the Enhancement Agent and the Series 1998-1 Letter of Credit Provider of original executed copies of the applicable Affiliate Joinder in CP Enhancement Letter of Credit Application and Agreement executed by such DTAG Subsidiary and the Guarantor, such DTAG Subsidiary shall for all purposes be deemed to be a “Lessee” for purposes of this Agreement and shall be entitled to the benefits and subject to the liabilities and obligations of a Lessee hereunder.

Section 4.23 CP Enhancement Letter of Credit Application and Agreement. This Agreement is a CP Enhancement Letter of Credit Application and Agreement executed pursuant to the Credit Agreement. In the event that, after construing the terms of this Agreement and the Credit Agreement in a manner that would seek to avoid any purported inconsistency or conflict between the terms of this Agreement, on the one hand, and the terms of the Credit Agreement, on the other hand, such inconsistency or conflict cannot be avoided, the terms of this Agreement shall control.

Section 4.24 Series 1998-1 Letter of Credit Provider as Enhancement Provider and Third-Party Beneficiary. Dollar Thrifty Funding, the Lessees, RCFC and DTAG each hereby acknowledges and agrees that the Series 1998-1 Letter of Credit Provider is (i) an “Enhancement Provider” (as such term is used in the Base Indenture) and (ii) without limiting the effect of any other provision contained in the Base Indenture or the Series 1998-1 Supplement or the Liquidity Agreement, a third-party beneficiary of the provisions set forth in Article 11 of the Base Indenture, Section 8.6 of the Series 1998-1 Supplement, Section 22 of the Master Lease and Sections 8.2.10 and 11.1 of the Liquidity Agreement.

Section 4.25 No Recourse; No Petition. (a) Each of the parties hereto hereby covenants and agrees that:

(i)           no recourse shall be had for the payment of any amount owing in respect of any disbursement made under this Agreement or the Series 1998-1 Letter of Credit or for the payment of any fee hereunder or thereunder or any other obligation or claim arising out of or based upon this Agreement or the Series 1998-1 Letter of Credit against

RCFC or any stockholder, employee, officer, director or incorporator of RCFC based on their status as such or their actions in connection therewith; and

(ii)          prior to the date which is one year and one day after the payment in full of any Notes issued by RCFC pursuant to the Indenture, such party will not institute against, or join with any other Person in instituting against, RCFC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Federal or state bankruptcy or similar law, all as more particularly set forth in Section 12.15 of the Base Indenture and subject to any retained rights set forth therein (it being agreed and understood that nothing contained herein shall preclude participation by any such party in assertion or defense of its claims in any such proceeding involving RCFC);

provided, however, that nothing in this clause (a) shall constitute a waiver of any right to indemnification, reimbursement or other payment from RCFC to such party pursuant to any Related Document (other than this Agreement) to which RCFC is a party.

(b)          In the event that any such party takes action in violation of clause (a)(ii), RCFC agrees that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by such party against RCFC or the commencement of such action and raise the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert.

(c)          The provisions of this Section 4.25 shall survive the termination of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, as of the day and year first above written.

DOLLAR THRIFTY FUNDING CORP.

By:____________________________________

Name:

Title:

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

By:____________________________________

Name:

Title:

RENTAL CAR FINANCE CORP.

By:____________________________________

Name:

Title:

LESSEES:

DTG OPERATIONS, INC.

By:____________________________________

Name:

Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Series 1998-1 Letter of Credit Provider

By:____________________________________

Name:

Title:

By:____________________________________

Name:

Title:

EXHIBIT A

to

CP ENHANCEMENT LETTER OF CREDIT

APPLICATION AND AGREEMENT

IRREVOCABLE LETTER OF CREDIT

No. S-17563

June 15, 2007

Deutsche Bank Trust Company Americas,

as Enhancement Agent

60 Wall Street

New York, New York 10005

Telecopier: (212) 553-2462

Attention: Corporate Trust Division

Dear Sir or Madam:

The undersigned (“DBTCA” or the “Series 1998-1 Letter of Credit Provider”) hereby establishes, at the request and for the account of Dollar Thrifty Funding Corp. (“Dollar Thrifty Funding”), Dollar Thrifty Automotive Group, Inc. (“DTAG”), DTG Operations, Inc. (“DTG Operations”), and each of the parties identified as a Lessee (collectively, the “Lessees”) in that certain CP Enhancement Letter of Credit Application and Agreement, dated as of even date herewith (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Enhancement Letter of Credit Application and Agreement”), among Dollar Thrifty Funding, the Lessees, the Series 1998-1 Letter of Credit Provider, Rental Car Finance Corp., a special purpose Oklahoma corporation (“RCFC”), and DTAG in your favor as Enhancement Agent under that certain Second Amended and Restated Series 1998-1 Supplement, dated as of February 14, 2007 (as the same may be amended, supplemented or otherwise modified from time to time, the “Series 1998-1 Supplement”), between RCFC, as the issuer, and Deutsche Bank Trust Company Americas, as Enhancement Agent and as Trustee (in such capacities, the “Enhancement Agent” and the “Trustee”, respectively), to the Amended and Restated Base Indenture, dated as of February 14, 2007 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture”), between RCFC and the Trustee, this Irrevocable Letter of Credit No. S-17563 (the “Series 1998-1 Letter of Credit”), in the aggregate maximum amount of THIRTY MILLION DOLLARS ($30,000,000) (such amount, as the same may be reduced, increased and reinstated from time to time as provided herein, being the “Series 1998-1 Letter of Credit Amount”), effective immediately and expiring at 12:00 noon (New York time) at our New York office at 60 Wall Street, New York, New York 10005, Attention: Global Loan Operations, Standby Letter of Credit Unit , Facsimile No.: (212) 797-0403 (such office or any other office which may be designated by the Series 1998-1 Letter of Credit Provider by written notice delivered to you, being the “Series 1998-1 Letter of Credit Provider’s Office”) on June 15, 2010 (or, if such date is not a Business Day (as defined below), the immediately preceding Business

Exhibit A

to

CP Enhancement Letter of Credit

Application and Agreement

Day) (the “Scheduled Letter of Credit Expiration Date”). You are referred to herein (and in each Annex hereto) as the Enhancement Agent.

The Series 1998-1 Letter of Credit Provider irrevocably authorizes you to draw on it, in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, (1) in one or more drawings by one or more of the Enhancement Agent’s drafts, each drawn on the Series 1998-1 Letter of Credit Provider at the Series 1998-1 Letter of Credit Provider’s Office, payable at sight on a Business Day (as defined below), and accompanied by the Enhancement Agent’s written and completed certificate purported to be signed by the Enhancement Agent in substantially the form of Annex A attached hereto (any such draft accompanied by such certificate being a “Credit Demand”), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Series 1998-1 Letter of Credit Amount as in effect on such Business Day and (2) in a single drawing by the Enhancement Agent’s draft, drawn on the Series 1998-1 Letter of Credit Provider at the Series 1998-1 Letter of Credit Provider’s Office, payable at sight on a Business Day, and accompanied by the Enhancement Agent’s written and completed certificate purported to be signed by the Enhancement Agent in substantially the form of Annex B attached hereto (such draft accompanied by such certificate being a “Liquidity Demand”), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Series 1998-1 Letter of Credit Amount as in effect on such Business Day, and (3) in a single drawing by the Enhancement Agent’s draft, drawn on the Series 1998-1 Letter of Credit Provider at the Series 1998-1 Letter of Credit Provider’s Office, payable at sight on a Business Day, and accompanied by the Enhancement Agent’s written and completed certificate purported to be signed by the Enhancement Agent in substantially the form of Annex C attached hereto (such draft accompanied by such certificate being a “Termination Demand”), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Series 1998-1 Letter of Credit Amount as in effect on such Business Day, provided, that only one Termination Demand may be made hereunder. Any Credit Demand, Liquidity Demand or Termination Demand may be delivered by facsimile transmission to the Series 1998-1 Letter of Credit Provider’s Office. “Business Day” means any day other than a Saturday, Sunday or other day on which banks are required or authorized by law to close in New York City, New York. Upon the Series 1998-1 Letter of Credit Provider honoring any Credit Demand or Liquidity Demand presented hereunder, the Series 1998-1 Letter of Credit Amount shall automatically be decreased by an amount equal to the amount of such Liquidity Demand or Credit Demand. In addition to the foregoing reduction, the Series 1998-1 Letter of Credit Amount shall automatically be reduced to zero and this Series 1998-1 Letter of Credit shall be terminated upon the Series 1998-1 Letter of Credit Provider honoring any Termination Demand presented to it hereunder.

The Series 1998-1 Letter of Credit Amount shall be automatically reinstated with respect to reimbursement of any Credit Demand or Liquidity Demand when and to the extent, but only when and to the extent, that (i) the Series 1998-1 Letter of Credit Provider is reimbursed by any of the Lessees, DTAG (on behalf of any of the Lessees) or Dollar Thrifty Funding, as the case may be, in full for any amount drawn hereunder by any Credit Demand or Liquidity

Exhibit A

to

CP Enhancement Letter of Credit

Application and Agreement

Demand and (ii) the Series 1998-1 Letter of Credit Provider receives written notice from DTAG in substantially the form of Annex D attached hereto certifying that the Commercial Paper Notes (as defined below) have not been paid in full and that no Event of Bankruptcy (as defined in Annex D attached hereto) with respect to DTAG, DTG Operations, or any other Lessee has occurred and is continuing; provided, however, that the Series 1998-1 Letter of Credit Amount shall, in no event, be reinstated to an amount greater than the Series 1998-1 Letter of Credit Amount as in effect immediately prior to such Credit Demand or Liquidity Demand. “Commercial Paper Notes” means the promissory notes of Dollar Thrifty Funding issued by Dollar Thrifty Funding in the commercial paper market pursuant to the Depositary Agreement, dated as of March 4, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the “Depositary Agreement”), between Dollar Thrifty Funding and Deutsche Bank Trust Company Americas, in its capacity as the depositary thereunder, and “Commercial Paper Notes Outstanding” means all Commercial Paper Notes issued at any time under the Depositary Agreement.

The Series 1998-1 Letter of Credit Amount shall be automatically reduced in accordance with the terms of a written request from the Enhancement Agent to the Series 1998-1 Letter of Credit Provider in substantially the form of Annex E attached hereto that is acknowledged and agreed to in writing by the Series 1998-1 Letter of Credit Provider. The Series 1998-1 Letter of Credit Amount shall be automatically increased upon receipt by (and written acknowledgment of such receipt by) the Enhancement Agent of written notice from the Series 1998-1 Letter of Credit Provider in substantially the form of Annex F attached hereto certifying that the Series 1998-1 Letter of Credit Amount has been increased and setting forth the amount of such increase.

Each Credit Demand, Liquidity Demand and Termination Demand shall be dated the date of its presentation, and shall be presented to the Series 1998-1 Letter of Credit Provider at the Series 1998-1 Letter of Credit Provider’s Office. If the Series 1998-1 Letter of Credit Provider receives any Credit Demand, Liquidity Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Series 1998-1 Letter of Credit, not later than 9:00 a.m. (New York City time) on a Business Day prior to the termination hereof, the Series 1998-1 Letter of Credit Provider will make such funds available by 12:00 noon (New York City time) on the same day in accordance with your payment instructions. If the Series 1998-1 Letter of Credit Provider receives any Credit Demand, Liquidity Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Series 1998-1 Letter of Credit, after 9:00 a.m. (New York City time) on a Business Day prior to the termination hereof, the Series 1998-1 Letter of Credit Provider will make the funds available by 12:00 noon (New York City time) on the next succeeding Business Day in accordance with your payment instructions. If you so request the Series 1998-1 Letter of Credit Provider, payment under this Series 1998-1 Letter of Credit may be made by wire transfer of Federal Reserve Bank of New York funds to your respective accounts in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account.

Exhibit A

to

CP Enhancement Letter of Credit

Application and Agreement

Upon the earliest of (i) the date on which the Series 1998-1 Letter of Credit Provider honors a Termination Demand presented hereunder to the extent of the Series 1998-1 Letter of Credit Amount as in effect on such date, (ii) the date on which the Series 1998-1 Letter of Credit Provider receives written notice from you that an alternate letter of credit or other credit enhancement has been substituted for this Series 1998-1 Letter of Credit, (iii) the date on which the Series 1998-1 Letter of Credit provider receives written notification from you (purported to be signed by you) in substantially the form attached as Annex G hereto, and (iv) the Scheduled Letter of Credit Expiration Date, this Series 1998-1 Letter of Credit shall automatically terminate and you shall surrender this Series 1998-1 Letter of Credit to the undersigned Series 1998-1 Letter of Credit Provider on such day.

This Series 1998-1 Letter of Credit is transferable only in its entirety to any transferee(s) who you certify to the Series 1998-1 Letter of Credit Provider has succeeded you, as Enhancement Agent under the Series 1998-1 Supplement, and may be successively transferred only in its entirety. Transfer of this Series 1998-1 Letter of Credit to such transferee shall be effected by the presentation to the Series 1998-1 Letter of Credit Provider of this Series 1998-1 Letter of Credit accompanied by a certificate in substantially the form of Annex H attached hereto. Upon such presentation the Series 1998-1 Letter of Credit Provider shall forthwith transfer this Series 1998-1 Letter of Credit to the transferee and endorse this Series 1998-1 Letter of Credit in favor of the transferee or, if requested by the transferee, issue a new irrevocable letter of credit in favor of the transferee with provisions therein consistent with this Series 1998-1 Letter of Credit.

This Series 1998-1 Letter of Credit sets forth in full the undertaking of the Series 1998-1 Letter of Credit Provider, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts and the Uniform Customs (defined below).

This Series 1998-1 Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits, 1993 Revision, ICC Publication No. 500 (the “Uniform Customs”), and, as to matters not covered by the Uniform Customs, shall be governed by the laws of the State of New York, including, the Uniform Commercial Code as in effect in the State of New York.

Communications with respect to this Series 1998-1 Letter of Credit shall be in writing and shall be addressed to the Series 1998-1 Letter of Credit Provider at the Series 1998-1 Letter of Credit Provider’s Office, specifically referring to the number of this Series 1998-1 Letter of Credit.

Exhibit A

to

CP Enhancement Letter of Credit

Application and Agreement

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Series 1998-1 Letter of Credit Provider

By:____________________________________

Name:

Title:

By:____________________________________

Name:

Title:

ANNEX A

CERTIFICATE OF CREDIT DEMAND

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

Telecopier: (212) 797-0403

Attention: Global Loan Operations, Standby Letter of Credit Unit

Certificate of Credit Demand under the Irrevocable Letter of Credit No. TS-S-17563 (the “Series 1998-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of June 15, 2007, issued by Deutsche Bank Trust Company Americas, as the Series 1998-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Enhancement Agent.

The undersigned, a duly authorized officer of the Enhancement Agent, hereby certifies to the Series 1998-1 Letter of Credit Provider as follows:

1. Deutsche Bank Trust Company Americas is the Enhancement Agent under the Series 1998-1 Supplement referred to in the Series 1998-1 Letter of Credit.

2. As of the date of this certificate, there exist [Series 1998-1 Lease Payment Losses (as such term is defined in the Series 1998-1 Supplement referred to in the Series 1998-1 Letter of Credit) allocated to making a drawing under the Series 1998-1 Letter of Credit pursuant to Sections 4.7(a)(v)(1) or (b)(v)(1) of such Series 1998-1 Supplement]1 [an amount due and payable by Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“DTAG”), under the Demand Note (the “Demand Note”) issued by DTAG to Rental Car Finance Corp. pursuant to Section 4.15(a) of the Series 1998-1 Supplement has not been deposited into the Series 1998-1 Collection Account (as defined in the Series 1998-1 Supplement referred to in the Series 1998-1 Letter of Credit)]2 in the amount of $___________.

3. The Enhancement Agent is making a drawing under the Series 1998-1 Letter of Credit [as required by Section 4.14(b) of the Series 1998-1 Supplement for an amount equal to $___________, which amount is equal to the lesser of (i) the Series 1998-1 Lease Payment Losses (as defined in the Series 1998-1 Supplement) allocated to making a drawing under the Series 1998-1 Letter of Credit pursuant to Sections 4.7(a)(v)(1) or 4.7(b)(v)(1), as applicable, of the Series 1998-1 Supplement, and (ii) the Available Draw Amount (as defined in the Series 1998-1 Supplement) on the date of this certificate]3 [as required by Section 4.15(b) of the Series 1998-1 Supplement for an amount equal to $_________, which amount is equal to the lesser of

_________________________

1 this text if Credit Demand is pursuant to Section 4.14(b) of the Series 1998-1 Supplement.

2 this text if Credit Demand is pursuant to Section 4.15(b) of the Series 1998-1 Supplement.

3 this text if Credit Demand is pursuant to Section 4.14(b) of the Series 1998-1 Supplement.

Annex A

(i) (A) that portion of the amount demanded under the Demand Note (as defined in the Series 1998-1 Supplement) as specified in Section 4.15(a) of the Series 1998-1 Supplement that has not been deposited into the Series 1998-1 Collection Account (as defined in the Series 1998-1 Supplement) as of 9:00 a.m. (New York City time) on the date of this certificate, in the case where this certificate is being provided pursuant to Section 4.15(b) of the Series 1998-1 Supplement as a result of the circumstance described in Section 4.15(b)(x) of the Series 1998-1 Supplement, (B) the amount of the stayed demand for payment in the case where this certificate is being provided pursuant to Section 4.15(b) of the Series 1998-1 Supplement as a result of the circumstance described in Section 4.15(b)(y) of the Series 1998-1 Supplement or (C) the amount avoided and recovered in the case where this certificate is being provided pursuant to Section 4.15(b) of the Series 1998-1 Supplement as a result of the circumstance described in Section 4.15(b)(z) of the Series 1998-1 Supplement and (ii) the Available Draw Amount (as defined in the Series 1998-1 Supplement)]4 (the “Series 1998-1 LOC Credit Disbursement”). The Series 1998-1 LOC Credit Disbursement does not exceed the amount that is available to be drawn by the Trustee under the Series 1998-1 Letter of Credit on the date of this certificate.

4. The amount of the draft shall be delivered pursuant to the following instructions:

[insert payment instructions (including payment date) for wire to Deutsche Bank Trust Company Americas, as Enhancement Agent].

5. The Enhancement Agent acknowledges that, pursuant to the terms of the Series 1998-1 Letter of Credit, upon the Series 1998-1 Letter of Credit Provider honoring the draft accompanying this certificate, the Series 1998-1 Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.

IN WITNESS WHEREOF, the Enhancement Agent has executed and delivered this certificate on this _____ day of ____________, ___.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Enhancement Agent

By:____________________________________

Name:

Title:

By:____________________________________

Name:

Title:

_________________________

4 this text if Credit Demand is pursuant to Section 4.15(b) of the Series 1998-1 Supplement.

ANNEX B

CERTIFICATE OF LIQUIDITY DEMAND

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

Telecopier: (212) 797-0403

Attention: Global Loan Operations, Standby Letter of Credit Unit

Certificate of Liquidity Demand under the Irrevocable Letter of Credit No. S-17563 (the “Series 1998-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of June 15, 2007, issued by Deutsche Bank Trust Company Americas, as the Series 1998-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Enhancement Agent.

The undersigned, a duly authorized officer of the Enhancement Agent, hereby certifies to the Series 1998-1 Letter of Credit Provider as follows:

1. Deutsche Bank Trust Company Americas is the Enhancement Agent under the Series 1998-1 Supplement referred to in the Series 1998-1 Letter of Credit.

2. On the date of this certificate, (a) $______ is due and payable with respect to Commercial Paper Notes issued under the Depositary Agreement, (b) $______ is on deposit in that certain segregated trust account (the “Commercial Paper Account”) established by the Depositary pursuant to Section 2.4 of the Liquidity Agreement (as defined below) for the exclusive benefit of the holders of the Commercial Paper Notes Outstanding under the Depositary Agreement for the payment of such amount after giving effect to all Liquidity Advances on the date of this certificate under that certain Liquidity Agreement, dated as of March 4, 1998, among Dollar Thrifty Funding Corp. (“Dollar Thrifty Funding”), the financial institutions identified therein as the liquidity lenders (collectively, the “Liquidity Lenders”) and Credit Suisse (formerly known as Credit Suisse First Boston), a Swiss banking corporation, as the Liquidity Agent (as the same may be amended, supplemented or otherwise modified from time to time, the “Liquidity Agreement”). The amount set forth in clause (a) of the preceding sentence is greater than the amount set forth in clause (b) thereof and the difference is $______ (the “Liquidity Deficiency”). As of the date of this certificate and after giving effect to all Liquidity Advances made on the date of this certificate under the Liquidity Agreement, the Aggregate Liquidity Commitment is fully drawn under the Liquidity Agreement or otherwise not available other than due to a failure to satisfy conditions precedent. “Aggregate Liquidity Commitment” means, as of any date, the aggregate sum of the amounts set forth in the signature pages of the Series 1998-1 Liquidity Agreement as the respective liquidity commitments of the Liquidity Lenders thereunder or in any liquidity lender assignment agreement in the form attached as Exhibit D to the Liquidity Agreement with respect to any additional Liquidity Lender thereunder (in each such case, such Liquidity Lender’s “Liquidity Commitment”), as any such Liquidity Commitment may be increased or decreased from time to time pursuant to the

Annex B

Liquidity Agreement. “Liquidity Advance” means any advance by a Liquidity Lender with respect to its Liquidity Commitment pursuant to the Liquidity Agreement.

3. The Enhancement Agent, at the direction of Deutsche Bank Trust Company Americas, in its capacity as the Collateral Agent (in such capacity, the “Collateral Agent”) under that certain Collateral Agreement, dated as of March 4, 1998 (as the same may be amended, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among Dollar Thrifty Funding, Credit Suisse (formerly known as Credit Suisse First Boston) in its capacity as the Liquidity Agent and in its prior capacity as the Series 1998-1 Letter of Credit Provider thereunder, the parties identified therein as the Dealers thereunder Deutsche Bank Trust Company Americas, as the Depositary and the Collateral Agent thereunder, is making a drawing under the Series 1998-1 Letter of Credit as required by Section 4.14(c) of the Series 1998-1 Supplement for an amount equal to the Liquidity Deficiency (the “Series 1998-1 LOC Liquidity Disbursement”).

4. The amount of the draft accompanying this certificate is $______ which is equal to the LOC Liquidity Disbursement. The LOC Liquidity Disbursement does not exceed the amount that is available to be drawn by the Enhancement Agent under the Series 1998-1 Letter of Credit on the date of this certification.

5. Funds in the amount of the draft shall be delivered pursuant to the following instructions:

[Insert payment instructions (including payment date) for wire to Deutsche Bank Trust Company Americas as Enhancement Agent]

6. The Enhancement Agent acknowledges that, pursuant to the terms of the Series 1998-1 Letter of Credit, upon the Series 1998-1 Letter of Credit Provider honoring the draft accompanying this certificate, the Series 1998-1 Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.

7. Both before and after giving effect to this drawing of a LOC Liquidity Disbursement, the conditions precedent set forth in Sections 6.1 through 6.3 of the Liquidity Agreement (without giving effect to any amendment thereof not consented to by the Series 1998-1 Letter of Credit Provider) shall have been met.

Annex B

IN WITNESS WHEREOF, the Enhancement Agent has executed and delivered this certificate on this ___ day of ________, ___.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Enhancement Agent

By:_________________________________

Name:

Title:

By:_________________________________

Name:

Title:

ANNEX C

CERTIFICATE OF TERMINATION DEMAND

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

Telecopier: (212) 797-0403

Attention: Global Loan Operations, Standby Letter of Credit Unit

Certificate of Termination Demand under the Irrevocable Letter of Credit No. S-17563 (the “Series 1998-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of June 15, 2007, issued by Deutsche Bank Trust Company Americas, as the Series 1998-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Enhancement Agent.

The undersigned, a duly authorized officer of the Enhancement Agent, hereby certifies to the Series 1998-1 Letter of Credit Provider as follows:

1. Deutsche Bank Trust Company Americas is the Enhancement Agent under the Series 1998-1 Supplement referred to in the Series 1998-1 Letter of Credit.

2. Pursuant to Section 4.16 of the Series 1998-1 Supplement, the Enhancement Agent, in its capacity as such on its own behalf and on behalf of the Collateral Agent, is making a drawing in the amount (the “Termination Demand Amount”) equal to the lesser of (A) the Series 1998-1 Invested Amount (as defined in the Series 1998-1 Supplement) as of the date of this certificate and (B) the Series 1998-1 Letter of Credit Amount as in effect on the date of this certificate.

3. The amount of the draft accompanying this certificate is $_________ which is equal to the Termination Demand Amount as of the date hereof. The Termination Demand Amount does not exceed the amount that is available to be drawn by the Enhancement Agent under the Series 1998-1 Letter of Credit on the date of this certificate.

4. The amount of the draft shall be delivered pursuant to the following instructions:

[insert payment instructions (including payment date) for wire to Deutsche Bank Trust Company Americas, as Enhancement Agent]

5. The Trustee acknowledges that, pursuant to the terms of the Series 1998-1 Letter of Credit, upon the Series 1998-1 Letter of Credit Provider honoring the draft accompanying this certificate, the Series 1998-1 Letter of Credit Amount shall automatically be reduced to zero and the Series 1998-1 Letter of Credit shall terminate and be immediately returned to the Series 1998-1 Letter of Credit Provider.

Annex C

IN WITNESS WHEREOF, the Enhancement Agent has executed and delivered this certificate on this _____ day of _______________, ____.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Enhancement Agent

By:____________________________________

Name:

Title:

By:____________________________________

Name:

Title:

ANNEX D

CERTIFICATE OF REINSTATEMENT OF

SERIES 1998-1 LETTER OF CREDIT AMOUNT

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

Telecopier: (212) 797-0403

Attention: Global Loan Operations, Standby Letter of Credit Unit

Certificate of Reinstatement of Series 1998-1 Letter of Credit Amount under the Irrevocable Letter of Credit No. S-17563 (the “Series 1998-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of June 15, 2007, issued by Deutsche Bank Trust Company Americas, as the Series 1998-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Enhancement Agent.

The undersigned, a duly authorized officer of Dollar Thrifty Automotive Group, Inc., hereby certifies to the Series 1998-1 Letter of Credit Provider as follows:

1. As of the date of this certificate, the Series 1998-1 Letter of Credit Provider has been reimbursed in full by [_____________] in the amount of $[_____________] in respect of the [Credit Demand] [Liquidity Demand] made on ___________.

2. As of the date of this certificate, the Commercial Paper Notes have not been paid in full.

3. As of the date of this certificate, no Event of Bankruptcy with respect to Dollar Thrifty Automotive Group, Inc. (“DTAG”), DTG Operations, Inc. (“DTG Operations”), or any other Lessee has occurred and is continuing. “Event of Bankruptcy”, with respect to DTAG, DTG Operations, or any other Lessee, means (a) a case or other proceeding shall be commenced, without the application or consent of such person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such person or all or any substantial part of its assets, or any similar action with respect to such person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and any such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such person shall be entered in an involuntary case under The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 et. seq., (the “Bankruptcy Code”) or any other similar law now or hereafter in effect; or (b) such person shall commence a voluntary case or other proceeding under the Bankruptcy Code or any applicable insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such person or for any substantial part of its property, or shall make any general

Annex D

assignment for the benefit of creditors; or (c) a corporation or similar entity or its board of directors shall vote to implement any of the actions set forth in the preceding clause (b).

4. Accordingly, pursuant to the terms and conditions of the Series 1998-1 Letter of Credit, the Series 1998-1 Letter of Credit Amount is hereby reinstated in the amount of $[                    ] so that the Series 1998-1 Letter of Credit Amount after taking into account such reinstatement is in an amount equal to $[                    ].

IN WITNESS WHEREOF, Dollar Thrifty Automotive Group, Inc. has executed and delivered this certificate on this ____ day of __________, ____.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

By:____________________________________

Name:

Title:

ANNEX E

NOTICE OF REDUCTION OF SERIES 1998-1 LETTER OF CREDIT AMOUNT

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

Telecopier: (212) 797-0403

Attention: Global Loan Operations, Standby Letter of Credit Unit

Notice of Reduction of Series 1998-1 Letter of Credit Amount under the Irrevocable Letter of Credit No. S-17563 (the “Series 1998-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of June 15, 2007, issued by Deutsche Bank Trust Company Americas, as the Series 1998-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Enhancement Agent.

The undersigned, a duly authorized officer of the Enhancement Agent, hereby notifies the Series 1998-1 Letter of Credit Provider as follows:

1. The Enhancement Agent has received a notice pursuant to the CP Enhancement Letter of Credit Application and Agreement authorizing it to request a reduction of the Series 1998-1 Letter of Credit Amount to $___________ and is delivering this notice in accordance with the terms of the CP Enhancement Letter of Credit Application and Agreement.

2. By its acknowledgment and agreement below, the Series 1998-1 Letter of Credit Provider acknowledges and agrees that the aggregate maximum amount of the Series 1998-1 Letter of Credit is reduced to $___________from $___________ pursuant to and in accordance with the terms and provisions of the Series 1998-1 Letter of Credit and, that the reference in the first paragraph of the Series 1998-1 Letter of Credit to “____________________ ($___________)” is amended to read “____________________ ($___________)”.

3. This request, upon your acknowledgment and agreement set forth below, shall constitute an amendment to the Series 1998-1 Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Series 1998-1 Letter of Credit remain unchanged.

4. The Series 1998-1 Letter of Credit Provider is requested to execute and deliver its acknowledgment and agreement to this notice to the Enhancement Agent in the manner provided in Section 4.4 of the CP Enhancement Letter of Credit Application and Agreement.

Annex E

IN WITNESS WHEREOF, the Enhancement Agent has executed and delivered this certificate on this ____ day of _____________, ____.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Enhancement Agent

By:____________________________________

Name:

Title:

By:____________________________________

Name:

Title:

ACKNOWLEDGED AND AGREED:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Series 1998-1 Letter of Credit Provider

By:____________________________________

Name:

Title:

By:____________________________________

Name:

Title:

ANNEX F

NOTICE OF INCREASE OF SERIES 1998-1 LETTER OF CREDIT AMOUNT

Deutsche Bank Trust Company Americas,

as Enhancement Agent

60 Wall Street

New York, New York 10005

Telecopier: (212) 553-2462

Attention: Corporate Trust Division

Notice of Increase of Series 1998-1 Letter of Credit Amount under the Irrevocable Letter of Credit No. S-17563 (the “Series 1998-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of June 15, 2007, issued by Deutsche Bank Trust Company Americas, as the Series 1998-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Enhancement Agent.

The undersigned, duly authorized officers of the Series 1998-1 Letter of Credit Provider, hereby notify the Enhancement Agent as follows:

1. The Series 1998-1 Letter of Credit Provider has received a request from DTG Operations, Inc. to increase the Series 1998-1 Letter of Credit Amount by $________, and the Series 1998-1 Letter of Credit Provider is permitted to increase the Series 1998-1 Letter of Credit Amount by such amount under the Credit Agreement defined in the CP Enhancement Letter of Credit Application and Agreement.

2. Upon your acknowledgment set forth below, the aggregate maximum amount of the Series 1998-1 Letter of Credit is increased to $________from $________ pursuant to and in accordance with the terms and provisions of the Series 1998-1 Letter of Credit and that the reference in the first paragraph of the Series 1998-1 Letter of Credit to “________________ ($________)” is amended to read “________________ ($________)”.

3. This notice, upon your acknowledgment set forth below, shall constitute an amendment to the Series 1998-1 Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Series 1998-1 Letter of Credit remain unchanged.

4. The Enhancement Agent is requested to execute and deliver its acknowledgment and acceptance to this notice to the Series 1998-1 Letter of Credit Provider, Moody’s, Standard & Poor’s and Fitch in the manner provided in Section 4.4 of the CP Enhancement Letter of Credit Application and Agreement.

Annex F

IN WITNESS WHEREOF, the Series 1998-1 Letter of Credit Provider has executed and delivered this certificate on this ____ day of __________, _____.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Series 1998-1 Letter of Credit Provider

By:____________________________________

Name:

Title:

By:____________________________________

Name:

Title:

ACKNOWLEDGED:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Enhancement Agent

By:____________________________________

Name:

Title:

By:____________________________________

Name:

Title:

ANNEX G

CERTIFICATE OF SERIES 1998-1 LETTER OF CREDIT TERMINATION

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

Telecopier: (212) 797-0403

Attention: Global Loan Operations, Standby Letter of Credit Unit

Certificate of Series 1998-1 Letter of Credit Termination under the Irrevocable Letter of Credit No.S-17563 (the “Series 1998-1 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of June 15, 2007 issued by Deutsche Bank Trust Company Americas, as the Series 1998-1 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, in its capacity as the Enhancement Agent under the Series 1998-1 Supplement referred to in the Series 1998-1 Letter of Credit.

The undersigned, a duly authorized officer of the Enhancement Agent, hereby certifies to the Series 1998-1 Letter of Credit Provider as follows:

1. Deutsche Bank Trust Company Americas is the Enhancement Agent under the Series 1998-1 Supplement referred to in the Series 1998-1 Letter of Credit.

2. As of the date of this certificate, the Enhancement Agent hereby notifies the Series 1998-1 Letter of Credit Provider that (a) Dollar Thrifty Funding Corp. (“Dollar Thrifty Funding”) is no longer permitted to issue Commercial Paper Notes under the terms of the Liquidity Agreement, dated as of March 4, 1998, among Dollar Thrifty Funding, the financial institutions identified therein as the liquidity lenders (collectively, the “Liquidity Lenders”) and Credit Suisse (formerly known as Credit Suisse First Boston), a Swiss banking corporation, as the Liquidity Agent (as the same may be amended, supplemented or otherwise modified from time to time, the “Liquidity Agreement”), (b) the Liquidity Commitment Termination Date (as defined below) has occurred under the Liquidity Agreement, (c) there are no Liquidity Advances (as defined below) or other obligations supported by the Series 1998-1 Letter of Credit outstanding under the Liquidity Agreement, (d) there are no longer any Commercial Paper Notes Outstanding and (e) there are no amounts due under the Master Lease. For purposes of this certificate, (i) “Liquidity Commitment Termination Date” means the earlier to occur to (A) the date on which the Aggregate Liquidity Commitment has been terminated in full or reduced to zero pursuant to Section 3.3 or 9.2 of the Liquidity Agreement (or any successor provision thereto) and (B) ________ __, as such date may be extended from time to time pursuant to Section 3.5 of the Liquidity Agreement (or any successor provision thereto), (ii) “Aggregate Liquidity Commitment” means, as of any date, the aggregate sum of the amounts set forth in the signature pages of the Liquidity Agreement as the respective liquidity commitments of the Liquidity Lenders thereunder or in any liquidity lender assignment agreement in the form attached as Exhibit D to the Liquidity Agreement with respect to any additional Liquidity Lender thereunder (in each such case, such Liquidity Lender’s “Liquidity Commitment”), as any such

Annex G

Liquidity Commitment may be increased or decreased from time to time pursuant to the Liquidity Agreement, and (iii) “Liquidity Advance” means any advance by a Liquidity Lender with respect to its Liquidity Commitment pursuant to the Liquidity Agreement.

3. The Enhancement Agent hereby notifies the Series 1998-1 Letter of Credit Provider that pursuant to the terms of the Series 1998-1 Letter of Credit, as a result of the satisfaction of the conditions set forth in the preceding paragraph, the Series 1998-1 Letter of Credit Amount set forth in the Series 1998-1 Letter of Credit has been reduced to zero and the Series 1998-1 Letter of Credit has automatically terminated and the undersigned is herewith returning the Series 1998-1 Letter of Credit to the Series 1998-1 Letter of Credit Provider.

IN WITNESS WHEREOF, the Enhancement Agent has executed and delivered this certificate on this ___ day of ________, ___.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Enhancement Agent

By:_________________________________

Name:

Title:

By:_________________________________

Name:

Title:

ANNEX H

INSTRUCTION TO TRANSFER

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

Telecopier: (212) 797-0403

Attention: Global Loan Operations, Standby Letter of Credit Unit

Re: Irrevocable Letter of Credit No. S-17563

Ladies and Gentlemen:

For value received, the undersigned beneficiary hereby irrevocably transfers to:

_________________

[Name of Transferee]

_______________

[Address]

all rights of the undersigned beneficiary to draw under the above-captioned letter of credit (the “Series 1998-1 Letter of Credit”) issued by the Series 1998-1 Letter of Credit Provider named therein in favor of the undersigned. The transferee has succeeded the undersigned as Enhancement Agent under the Series 1998-1 Supplement (as defined in the Series 1998-1 Letter of Credit).

By this transfer, all rights of the undersigned beneficiary in the Series 1998-1 Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Series 1998-1 Letter of Credit pertaining to transfers.

The Series 1998-1 Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that the Series 1998-1 Letter of Credit Provider transfer the Series 1998-1 Letter of Credit to our transferee and that the Series 1998-1 Letter of Credit Provider endorse the Series 1998-1 Letter of Credit returned herewith in favor of the transferee or, if requested by the transferee, issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Series 1998-1 Letter of Credit.

Annex H

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Enhancement Agent

By:____________________________________

Name:

Title:

By:____________________________________

Name:

Title:

EXHIBIT B

to

THE CP ENHANCEMENT LETTER OF CREDIT

APPLICATION AND AGREEMENT

NOTICE OF CONVERSION

Deutsche Bank Trust Company Americas

60 Wall Street

New York, New York 10005

Telecopier: (212) 797-0403

Attention: Global Loan Operations, Standby Letter of Credit Unit

Notice of Conversion under the CP Enhancement Letter of Credit Application and Agreement, dated as of June 15, 2007 (the terms defined therein and not otherwise defined herein being used herein as therein defined) amount Dollar Thrifty Funding Corp., DTG Operations Inc., those additional Subsidiaries of Dollar Thrift Automotive Group, Inc. from time to time becoming parties thereto, Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Deutsche Bank Trust Company Americas, as the Series 1998-1 Letter of Credit Provider.

The undersigned, a duly authorized officer of the Enhancement Agent, hereby certifies to the Series 1998-1 Letter of Credit Provider as follows:

1. Deutsche Bank Trust Company Americas, a New York banking corporation, is the Enhancement Agent under the Series 1998-1 Supplement.

2. As of the date of this certificate, there exists [Series 1998-1 Lease Payment Losses allocated to making a drawing under the Series 1998-1 Letter of Credit pursuant to Section 4.7 of the Series 1998-1 Supplement] [a failure to make payment under the Demand Note] in the amount of $________ (an “LOC Credit Demand”).

3. The Series 1998-1 Letter of Credit Amount is $__________.

4. The aggregate amount of LOC Liquidity Disbursements Outstanding and LOC Termination Disbursements Outstanding payable by Dollar Thrifty Funding is $__________.

5. The Enhancement Agent is hereby instructing the Series 1998-1 Letter of Credit Provider to convert $__________ ☒ in aggregate principal amount of LOC Liquidity Disbursements Outstanding to LOC Credit Disbursements.

☒	Determined as follows:
1.	LOC Credit Demand, minus
2.	Series 1998-1 Letter of Credit Amount, equals

Exhibit B

to

The CP Enhancement Letter of Credit

Application and Agreement

3.	remaining LOC Credit Demand.

4.            Notice of Conversion given for the lesser of (a) remaining LOC Credit Demand and (b) LOC Liquidity Disbursements Outstanding.

IN WITNESS WHEREOF, the Enhancement Agent has executed and delivered this certificate on this ___ day of ________, ___.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Enhancement Agent

By:_________________________________

Name:

Title:

By:_________________________________

Name:

Title:

EXHIBIT C

to

THE CP ENHANCEMENT LETTER OF CREDIT

APPLICATION AND AGREEMENT

FORM OF AFFILIATE JOINDER IN CP ENHANCEMENT LETTER OF

CREDIT APPLICATION AND AGREEMENT

THIS AFFILIATE JOINDER IN CP ENHANCEMENT LETTER OF CREDIT APPLICATION AND AGREEMENT (this “Joinder”) is executed as of _____________ ____, _____, by _______________, a ____________________________________ (“Joining Party”), and delivered to each of Deutsche Bank Trust Company Americas, as the Series 1998-1 Letter of Credit Provider (in such capacity, the “Series 1998-1 Letter of Credit Provider”) and Deutsche Bank Trust Company Americas, as the Enhancement Agent (in such capacity, the “Enhancement Agent”), pursuant to that certain CP Enhancement Letter of Credit Application and Agreement, dated as of June 15, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “CP Enhancement Letter of Credit Application and Agreement”), among the Series 1998-1 Letter of Credit Provider, Dollar Thrifty Funding Corp., DTG Operations, Inc., any additional Subsidiaries of Dollar Thrifty Automotive Group, Inc. from time to time becoming Lessees thereunder, Rental Car Finance Corp. and Dollar Thrifty Automotive Group, Inc. Capitalized terms used herein but not defined herein shall have the meanings provided for in the CP Enhancement Letter of Credit Application and Agreement.

RECITALS:

WHEREAS, the Joining Party is a direct or indirect Subsidiary of DTAG; and

WHEREAS, the Joining Party desires to become a “Lessee” under and pursuant to Section 4.22 of the CP Enhancement Letter of Credit Application and Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Joining Party, the Joining Party agrees as follows:

A G R E E M E N T :

1. The Joining Party hereby represents and warrants to and in favor of the Series 1998-1 Letter of Credit Provider and the Enhancement Agent that (i) the Joining Party is a direct or indirect Subsidiary of DTAG, (ii) all of the conditions required to be satisfied pursuant to Section 4.22 of the CP Enhancement Letter of Credit Application and Agreement in respect of the Joining Party becoming a Lessee thereunder have been satisfied and (iii) all of the representations and warranties contained in Section 3.1 of the CP Enhancement Letter of Credit Application and Agreement with respect to the Lessees are true and correct as applied to the Joining Party as of the date hereof.

Exhibit C

to

The CP Enhancement Letter of Credit

Application and Agreement

2. The Joining Party hereby agrees to assume all of the obligations of a “Lessee” under the CP Enhancement Letter of Credit Application and Agreement and agrees to be bound by all of the terms, covenants and conditions therein.

3. By its execution and delivery of this Joinder, the Joining Party hereby becomes a Lessee for all purposes under the CP Enhancement Letter of Credit Application and Agreement. By its execution and delivery of this Joinder, DTAG acknowledges that the Joining Party is a Lessee for all purposes under the CP Enhancement Letter of Credit Application and Agreement.

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be duly executed as of the day and year first above written.

[Name of Joining Party]

By:____________________________________

Name:

Title:

Accepted and Acknowledged by:

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

By:____________________________________

Name:

Title:

EXHIBIT D

to

THE CP ENHANCEMENT LETTER OF CREDIT

APPLICATION AND AGREEMENT

REQUEST FOR REDUCTION OF

SERIES 1998-1 LETTER OF CREDIT AMOUNT

Deutsche Bank Trust Company Americas,

as Enhancement Agent

60 Wall Street

New York, New York 10005

Telecopier: (212) 553-2462

Attention: Corporate Trust Division

Request for Reduction of Series 1998-1 Letter of Credit Amount under the CP Enhancement Letter of Credit Application and Agreement, dated as of June 15, 2007 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof as of the date hereof, the “CP Enhancement Letter of Credit Application and Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Dollar Thrifty Funding Corp., DTG Operations, Inc., those additional Subsidiaries of Dollar Thrifty Automotive Group, Inc. from time to time becoming parties thereto, Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Deutsche Bank Trust Company Americas, as the Series 1998-1 Letter of Credit Provider.

The undersigned, a duly authorized officers of Dollar Thrifty Automotive Group, Inc., individually and on behalf of the Lessees and Dollar Thrifty Funding Corp., hereby certify to Deutsche Bank Trust Company Americas in its capacity as the Enhancement Agent under the Series 1998-1 Supplement referred to in the CP Enhancement Letter of Credit Application and Agreement (the “Enhancement Agent”) as follows:

1. The Series 1998-1 Letter of Credit Amount as of the date of this request prior to giving effect to the reduction of the Series 1998-1 Letter of Credit Amount requested in paragraph 2 of this request is $__________.

2. The Enhancement Agent is hereby requested pursuant to Section 2.1 (a) of the CP Enhancement Letter of Credit Application and Agreement to execute and deliver to the Series 1998-1 Letter of Credit Provider a Notice of Reduction of Series 1998-1 Letter of Credit Amount substantially in the form of Annex E to the Series 1998-1 Letter of Credit (the “Notice of Reduction”) for a reduction in the Series 1998-1 Letter of Credit Amount by an amount equal to $___________. The Enhancement Agent is requested to execute and deliver the Notice of Reduction promptly following its receipt of this request, and in no event more than two (2) Business Days following the date of its receipt of this request (as required pursuant to Section 2.1(a) of the CP Enhancement Letter of Credit Application and Agreement), and to provide for the reduction pursuant to the Notice of Reduction to be as of ________, ________. We understand that the Enhancement Agent will be relying on the contents hereof. We further

Exhibit D

to

The Enhancement Letter of Credit

Application and Agreement

understand that the Enhancement Agent shall not be liable to the undersigned for any failure to transmit (or any delay in transmitting) the Notice of Reduction (including any fees and expenses attributable to the Series 1998-1 Letter of Credit Amount not being reduced in accordance with this paragraph) to the extent such failure (or delay) does not result from the gross negligence or willful misconduct of the Enhancement Agent.

3. To the best of the knowledge of each of the undersigned, (i) the Series 1998-1 Letter of Credit Amount will be $____________, (ii) the Series 1998-1 Available Subordinated Amount will be $____________, (iii) the Enhancement Amount will be $____________ and (iv) the sum of the Series 1998-1 Letter of Credit Amount and the Aggregate Liquidity Commitment will be an amount equal to $____________, in each case as of the date of the reduction requested in paragraph 2 of this request.

4. The Series 1998-1 Letter of Credit Amount after giving effect to the reduction requested in paragraph 2 of this request will not cause (i) the Series 1998-1 Letter of Credit Amount to be less than the Minimum Series 1998-1 Letter of Credit Amount, (ii) the Series 1998-1 Available Subordinated Amount to be less than the Minimum Subordinated Amount, (iii) the Enhancement Amount to be less than the Minimum Enhancement Amount or (iv) the amount equal to the sum of (A) the Series 1998-1 Letter of Credit Amount and (B) the Aggregate Liquidity Commitment to be less than the Aggregate Outstanding CP, in each case as of the date the reduction requested in paragraph 2 of this request.

5. The undersigned each acknowledge and agree that the execution and delivery of this request by the undersigned constitutes a representation and warranty by each of the undersigned to each of the Series 1998-1 Letter of Credit Provider and the Enhancement Agent that, as of the date on which the Series 1998-1 Letter of Credit Amount is reduced by the amount set forth in paragraph 2 of this request, each of the statements set forth in this request is true and correct to the best of the knowledge of each of the undersigned.

6. The undersigned each agree that if on or prior to the date as of which the Series 1998-1 Letter of Credit Amount is reduced by the amount set forth in paragraph 2 of this request the undersigned obtains knowledge that any of the statements set forth in this request is not true and correct or will not be true and correct after giving effect to such reduction, the undersigned shall immediately so notify each of the Series 1998-1 Letter of Credit Provider and the Enhancement Agent by telephone and in writing by telefacsimile in the manner provided in Section 4.4 of the CP Enhancement Letter of Credit Application and Agreement and the request set forth herein to reduce the Series 1998-1 Letter of Credit Amount shall be deemed canceled upon receipt by each of the Series 1998-1 Letter of Credit Provider and the Enhancement Agent of such notice in writing.

Exhibit D

to

The Enhancement Letter of Credit

Application and Agreement

IN WITNESS WHEREOF, Dollar Thrifty Automotive Group, Inc., individually and on behalf of the Lessees, and Dollar Thrifty Funding Corp. have executed and delivered this request on this ____ day of __________, ____.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

By:____________________________________

Name:

Title:

DOLLAR THRIFTY FUNDING CORP.

By:____________________________________

Name:

Title: